As filed with the Securities and Exchange Commission on April 28, 2017

File No. 333-124761

File No. 811-21764

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 23	☒

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 26	☒

WINTERGREEN FUND, INC.

(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of Principal Executive Offices) (Zip Code)

(888) 468-6473

(Registrant’s Telephone Number, Including Area Code)

Steven Graff

Wintergreen Advisers, LLC

333 Route 46 West, Suite 204

Mountain Lakes, NJ 07046

(Name and Address of Agent for Service)

Copies to:

Patricia A. Poglinco

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:

This post-effective amendment No. 23 to the Registration Statement of Wintergreen Fund, Inc. is being filed for the purpose of updating annual financial information.

Prospectus

Wintergreen Fund, Inc.

Investor Class (WGRNX)

Institutional Class (WGRIX)

April 28, 2017

www.wintergreenfund.com

Wintergreen Fund, Inc. is an open-end

management investment company that seeks

capital appreciation.

The Securities and Exchange Commission has

not approved or disapproved these securities or

passed upon the adequacy of this Prospectus.

Any representation to the contrary is a

criminal offense.

Electronic Delivery

Wintergreen Fund, Inc. encourages shareholders to sign up for electronic delivery of investor materials. By doing so, you will receive information faster, help us reduce cost, and help us reduce the impact on the environment of producing the materials. To enroll in electronic delivery:

1.	Go to www.wintergreenfund.com

2.	Login to your account

3.	Select E-Delivery Consent from the available drop-down options, and

4.	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel the electronic delivery at any time and revert to physical delivery of your materials. Just go to www.wintergreenfund.com, perform the first three steps above, and follow the instructions for cancelling electronic delivery. If you have any questions, please contact us at (888) GOTOGREEN (888-468-6473).

WINTERGREEN FUND, INC.

Summary Section

Investment Objective

The investment objective of Wintergreen Fund, Inc. (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class		Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None		None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 calendar days or less)	2.00%		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%		1.50%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses	0.25%		0.25%

Total Annual Fund Operating Expenses	2.00%	(1)	1.75%	(1)

(1)

This table does not reflect the application of the expense limitation agreement discussed under “Management – Investment Manager,” pursuant to which Wintergreen Advisers, LLC (the “Investment Manager”), the Fund’s investment manager, has voluntarily agreed to waive its investment management fee or reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses for Investor Class and Institutional Class shares do not exceed 1.95% and 1.70%, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% rate of return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class of Shares	1 year	3 years	5 years	10 Years
Investor Class	$203	$627	$1,078	$2,327
Institutional Class	$178	$551	$949	$2,062

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests mainly in equity securities of companies that the Investment Manager believes are available at market prices less than their intrinsic value.

The Investment Manager will follow a global value approach to investing. The Fund intends to trade in securities of U.S. or non-U.S. companies that the Investment Manager believes trade at a discount to intrinsic value. The Fund may invest in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy, which may involve the purchase of bank debt, lower-rated or defaulted debt securities (including so-called “junk bonds”), comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The Fund may also participate in arbitrage opportunities. While the Fund generally purchases securities for investment purposes, the Investment Manager may take an activist role with respect to a portfolio company of the Fund by seeking to influence or control management of such company, or by investing Fund assets in other companies that do so when the Investment Manager believes the Fund may benefit.

With an emphasis on equity securities believed by the Investment Manager to be undervalued, risk arbitrage, other arbitrage transactions and distressed companies, the Fund will focus its investments in areas where the Investment Manager finds the most compelling opportunities at any given moment and on situations that, in the Investment Manager’s opinion, have the potential for capital appreciation. The Investment Manager will examine each security separately and will not apply a predetermined formula. In order to maintain investment flexibility, the Investment Manager has not established guidelines as to the size of an issuer, its earnings, or the industry in which it operates in order for a security to be included or excluded for purchase by the Fund.

The Fund may also engage in hedging strategies. Hedging strategies designed to reduce potential loss as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates, and broad or specific market movements, may be used. To the extent that the Fund engages in currency hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts (“forward contracts”).

The Fund may also engage in other currency transactions, such as currency futures contracts, currency swaps, options on currencies, or options on currency futures contracts, and it may engage in other types of derivative transactions, such as the purchase and sale of exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity and fixed-income indices and other financial instruments. The Fund may engage in the purchase and sale of financial and other futures contracts and options on futures contracts. The Fund may also execute short sales of securities. In a short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility, and (iii) for profit.

The Fund expects to invest substantially, and may invest up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt, some of which may be issued by countries with emerging markets.

Principal Risks of Investing in the Fund

The Fund is subject to several risks, any of which could cause an investor to lose money. An investment in the Fund is not a bank deposit or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are as follows:

A portion of the Fund’s assets may be allocated to stocks in which case the Fund would be subject to the following associated risks:

•

Stock Market Risk, which is the risk that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. When the stock market is subject to significant volatility, the risks associated with investing in the Fund may increase. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•	Value Risk, which is the risk that the securities in which the Fund invests may never reach what the Investment Manager believes are their full market values.

A potentially significant portion of the Fund’s assets may be allocated to foreign securities in which case the Fund would be subject to the following associated risks:

•

Foreign Securities Risk, which is the risk associated with investments in foreign countries. The following factors make foreign securities more volatile: political, economic and social instability; foreign securities may be harder to sell, brokerage commissions and other fees may be higher for foreign securities; and foreign companies may not be subject to the same disclosure and reporting standards as U.S. companies.

•

Emerging Markets Risk, which is the risk that investments in emerging markets may be more pronounced than the risks involved in investing in more developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

•	Currency Risk, which is the risk that the value of foreign securities may be affected by changes in currency exchange rates.

A portion of the Fund’s assets may be allocated to debt securities, in which case the Fund would be subject to the following associated risks:

•	Interest Rate Risk, which is the risk that the value of debt securities overall will decline because of rising interest rates.

•	Income Risk, which is the risk that the Fund’s income will decline because of falling interest rates.

•

Credit Risk, which is the risk that a debt issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that debt to decline.

A portion of the Fund’s assets may be allocated to derivative instruments, in which case the Fund would be subject to the following associated risks:

•	Counterparty Risk, which is the risk that the other party to an agreement will default.

•

Derivatives Risk, which is the risk that the greater complexity involved with the use of derivatives may expose the Fund to greater risks and result in poorer overall performance. Investments in derivatives may be illiquid and difficult to price. The Fund may attempt to hedge (protect) against currency risks, largely using forward contracts. Forward contracts are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid. The Fund may also purchase and write call and put options, which involve, among other risks, the risk of capital loss and market risk associated with changes in the prices of the securities underlying the options.

A portion of the Fund’s assets may be allocated to selling securities short in which case the Fund would be subject to the following associated risk:

•

Short Sale Risk, which is the risk that the Fund will incur a theoretically unlimited loss if the price of a security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security.

A portion of the Fund’s assets may be allocated to investments in smaller and mid-size companies in which case the Fund would be subject to the following associated risk:

•

Smaller and Mid-Size Companies Risk, which is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management, diversity in products and established markets for their products and/or services that may be associated with larger issuers.

A portion of the Fund’s assets may be allocated to investments where the Investment Manager takes an activist role, in which case the Fund would be subject to the following associated risk:

•

Investor Activism Risk, which is the risk that if the Investment Manager actively seeks to influence the management of a portfolio company in which it is invested, the Fund’s investment results, trading flexibility, exposure to legal claims, and costs, including legal expenses, may be impacted.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in the Fund may be found in the section in this Prospectus entitled “Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings,” and in the Fund’s Statement of Additional Information (the “SAI”). BECAUSE THE SECURITIES THE FUND HOLDS FLUCTUATE IN PRICE, THE VALUE OF YOUR INVESTMENT IN THE FUND WILL GO UP AND DOWN. YOU COULD LOSE MONEY.

Performance

The bar chart demonstrates the variability of the Fund’s return by showing changes in the performance from year to year for Investor Class shares (the class with the longest record of annual returns). The table shows how the Fund’s average annual returns for 1-year, 5-year, and 10-year and since inception periods compare with those of a broad measure of market performance. The S&P 500® Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wintergreenfund.com or by calling (888) GOTOGREEN (888-468-6473).

INVESTOR CLASS

Calendar Years Ended December 31

During the periods shown in the chart, the highest quarterly return was 22.59% (for the quarter ended June 30, 2009) and the lowest quarterly return was -21.16% (for the quarter ended December 31, 2008).

Average Annual Total Returns

For the periods ended December 31, 2016

Wintergreen Fund, Inc.	1 Year	5 Year	10 Year	Since Institutional Class Inception (12/30/2011)
Investor Class - Return Before Taxes	6.67%	4.16%	3.88%	N/A
Investor Class - Return After Taxes on Distributions	4.62%	3.58%	3.55%	N/A
Investor Class - Return After Taxes on Distributions and Sale of Fund Shares	5.45%	3.26%	3.10%	N/A
Institutional Class - Return Before Taxes	7.01%	4.41%	N/A	4.41%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%	14.65%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). After tax returns are presented for the Investor Class shares only. After tax returns for the Institutional Class shares will vary.

Investment Manager

Wintergreen Advisers, LLC is the Fund’s investment manager.

Portfolio Manager

David J. Winters, the managing member of the Investment Manager, has served as the Fund’s portfolio manager since its inception in 2005.

Purchase and Sale of Fund Shares

The minimum initial amount of investment in Investor Class shares is $10,000 for regular accounts and automatic investment plans; $3,000 for retirement accounts; and $2,000 for Coverdell Education Savings Accounts (“Coverdell ESAs”). For Institutional Class shares, the minimum initial amount of investment is $100,000. Subsequent investments in the Investor Class may be made with a minimum investment of $100 in automatic investment plans and $1,000 in all other plans. Subsequent investments in the Institutional Class may be made with a minimum investment of $1,000. You may purchase or redeem shares of the Fund each weekday that the New York Stock Exchange (“NYSE”) is open. You may purchase or redeem Fund shares by mail (Wintergreen Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202 (for overnight or express mail)), by telephone at (888) GOTOGREEN (888-468-6473), or through the Internet at www.wintergreenfund.com. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

Tax Information

Distributions with respect to Fund shares held by a tax-deferred or qualified plan, such as an IRA or a 401(k) plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may compensate the intermediary for selling shares of the Fund and for providing shareholder record keeping, communication, and/or other shareholder services. This compensation may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Principal Investment Strategies, Other Investment Policies, Risk Factors and Special Considerations, and Disclosure of Portfolio Holdings

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests mainly in equity securities (including securities convertible into, or that the Investment Manager expects to be exchanged for, common or preferred stock) of companies that the Investment Manager believes are available at market prices less than their intrinsic value. The Investment Manager will seek to identify securities through extensive analysis and research, taking into account, among other factors, the relationship of book value to market value, cash flow, and multiples of earnings.

The Investment Manager will follow a global approach to investing that combines the following key elements:

•

Activism  The Investment Manager may seek to influence or control management (i.e., take an activist role) with respect to a company in which the Fund has invested, when the Investment Manager believes doing so will benefit the Fund. The Investment Manager may also take an activist role with respect to a portfolio company of the Fund by investing Fund assets in other companies that seek to influence or control the portfolio company when the Investment Manager believes such investment may be advantageous for the Fund.

•

Arbitrage  Arbitrage opportunities will typically involve securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender and exchange offers) or that the Investment Manager believes are attractively priced relative to an economically equivalent security of the same or another company.

•	Bankruptcy Securities of companies that are, or are about to be, involved in bankruptcy.

•	Cash and Convertibles Cash equivalent instruments and debt securities or preferred stock that are convertible into common stock.

•

Distressed Companies  Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. The Fund may invest in distressed companies which typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The debt securities which the Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as S&P Global Ratings (“S&P”) or Moody’s Investors

Service (“Moody’s”). The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be so-called “junk bonds.” The Fund will invest in debt securities based on their overall potential for capital appreciation, and therefore, such debt securities will have varying maturity dates.

•	Equities that are Undervalued Securities that are traded at a discount to intrinsic value.

•	Financings Securities of companies that are, or are about to be, involved in financial restructurings, or expect to participate in such financings.

•	Global Securities of both U.S. issuers and non-U.S. issuers, including securities of issuers in emerging markets.

•

Hedging Strategies  designed to reduce potential loss as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates, and broad or specific market movements may be used. To the extent that the Fund engages in currency hedging strategies, the Fund will primarily engage in forward contracts. The Fund may also engage in other currency transactions such as currency futures contracts, currency swaps, options on currencies, or options on currency futures contracts, or it may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts.

•	Integrity Evaluating management’s ability and incentives to deliver superior returns to shareholders.

BECAUSE THE SECURITIES THE FUND HOLDS FLUCTUATE IN PRICE, THE VALUE OF YOUR INVESTMENT IN THE FUND WILL GO UP AND DOWN. YOU COULD LOSE MONEY.

The Investment Manager employs a research driven, fundamental value strategy with respect to the Fund’s investments. With an emphasis on equity securities believed by the Investment Manager to be undervalued, risk arbitrage and other arbitrage transactions, and distressed companies, the Fund will focus its investments in areas where it finds the most compelling opportunities at any given moment and on situations that, in the Investment Manager’s opinion, have the potential for capital appreciation. In choosing equity investments, the Investment Manager focuses on the market price of a company’s securities relative to the Investment Manager’s own evaluation of the company’s asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Investment Manager’s own analysis of the security’s intrinsic value rather than the coupon rate or third party credit rating of the security. The Investment Manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings, or industry type.

The Fund may execute short sales of securities. In a short sale transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility, and (iii) for profit.

The Fund may also engage from time to time in an “arbitrage” strategy. When engaging in an arbitrage strategy, a fund typically buys one security while at the same time selling short another security.

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums governing the size of the companies in which it may invest. However, the Fund may invest substantially in mid-cap and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion at the initial time of purchase. The Fund may also invest a significant portion of its assets in small-cap companies.

The Fund may invest substantially and may invest up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt, some of which may be issued by countries with emerging markets.

The Investment Manager may sell a portfolio holding if the holding no longer meets the Investment Manager’s criteria for investment by the Fund, more attractive investments are identified, funds are required for other purposes, or the holding becomes overvalued relative to the long-term expectation for its price.

Other Investment Policies of the Fund

To a limited extent, the Fund may engage in the non-principal investment activities described below.

Liquidity  The Fund may invest up to 15% of its net assets in illiquid securities. Reduced liquidity may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for the purpose of valuing the Fund’s portfolio.

Temporary Investments  The Investment Manager may keep a portion, which may be significant at times, of the Fund’s total assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund’s investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the Investment Manager believes market or economic conditions are unfavorable for investors, the Investment Manager may invest up to 100% of the Fund’s assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goals.

Repurchase Agreements  The Fund may enter into repurchase agreements as a non-principal investment strategy. The Fund may invest up to 50% of its total assets in repurchase agreements. Repurchase agreements involve the purchase by a fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller’s promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the fund might incur a loss. If the seller declares bankruptcy, the fund may not be able to sell the collateral at the desired time. The Fund enters into these agreements only with brokers, dealers, or banks that are approved by the Investment Manager under credit quality standards established by the Fund’s Board of Directors (the “Board”).

Future Developments  The Fund may take advantage of other investment practices and invest in new types of securities and financial instruments that are not currently contemplated for use by the Fund, or are not available but may be developed, to the extent such investment practices, securities and financial instruments are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Risk Factors and Special Considerations

Stocks  Individual stock prices may go up and down dramatically. These price movements may result from factors affecting individual companies, industries,

or securities markets. For example, a negative development regarding an individual company’s earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

Value Investing  Value securities may not increase in price as anticipated by the Investment Manager, and may even decline further in value, if other investors fail to recognize the company’s value or favor investing in faster-growing companies, or if the events or factors that the Investment Manager believes will increase a security’s market value do not occur.

The Fund’s focus on securities believed to be undervalued may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered undervalued may also include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered “cheap” in the Investment Manager’s opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

Foreign Securities  Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Certain of these risks may also apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

Currency Exchange Rates

The Fund values portfolio securities in U.S. dollars. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

Political and Economic Developments

The political, economic, and social structures of some foreign countries in which the Fund invests may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations, and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries may also have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism, and war, could affect the economies, industries, and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”). There is still considerable uncertainty relating to the potential consequences and timeframe of the UK’s withdrawal, and the potential impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of the Fund’s investments in foreign securities.

Trading Practices

Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems, and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may also involve delays in payment, delivery, or recovery of money or investments.

Availability of Information

Foreign companies may not be subject to the same disclosure, accounting, auditing, and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Limited Markets

Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

Emerging Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation, or currency devaluation, which can harm their economies and securities markets and increase volatility. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of certain emerging market countries.

Sector and Industry Risk  The Fund may invest in any sector or industry. From time to time, as a result of appreciation of certain of the Fund’s portfolio securities and/or a change in the size of the Fund, investments in a particular sector or industry may represent a significant portion of the Fund’s overall portfolio. To the extent that such an event occurs with respect to a particular sector or industry, the Fund will be subject to greater potential risk than funds that do not have as much exposure to such sector or industry.

Tobacco Companies

A portion, or a significant portion, of the Fund’s assets may be, and currently are, invested in securities issued by tobacco companies. Tobacco companies may be adversely affected by, among other factors, new legislation, enforcement of local ordinances, litigation, negative media attention, declining demand for tobacco products, tax increases, and restrictions on advertising and sales venues. To the extent that a tobacco company in which the Fund has invested is negatively impacted by such an event, the value of the Fund’s investment in that company could decline and the Fund’s share price could be affected.

Currency Hedging  The Fund may attempt to hedge (protect) against currency risks, largely using forward contracts, where available and when, in the Investment Manager’s opinion, it would be advantageous to the Fund. A forward contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

Forward contracts are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund’s investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the Investment Manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid.

Risk Arbitrage Securities and Distressed Companies  A merger, other restructuring, tender, or exchange offer proposed at the time the Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Smaller and Mid-Size Companies  Smaller companies, and to some extent mid-size companies, involve substantial risks and should be considered speculative. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Credit  This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Credit risk is greater for lower-rated securities. These debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks.

The Fund may be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities that are not current in the payment of interest or principal or are in default. The Fund invests in foreign securities and as such is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Lower-Rated and Unrated Debt Securities  Securities rated below investment grade, sometimes called “junk bonds,” and the type of unrated debt securities that may be purchased by the Fund, generally are considered to have more risk than higher-rated securities. They may also fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds.

Loan Participations  In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

Investor Activism Risk  To the extent that the Investment Manager takes an activist role with respect to a portfolio company of the Fund, the Fund will be subject to additional risks other than a possible decline in the value of the Fund’s investment in such company. These risks include the risk that the Fund may incur substantial expenses and costs, such as legal expenses, and it is possible that such expenses and costs may not be recouped. There is no guarantee that the investment results will not be disappointing if the portfolio company resists the Investment Manager’s efforts, or alternatively, if the portfolio company adopts the Investment Manager’s proposed strategy, which may prove to be misguided. There also may be instances where the Fund will be restricted in transacting in a particular investment as a result of the Investment Manager’s activist strategy. It is possible that the Fund may become involved in litigation arising from, among other things, the Investment Manager’s designation of directors to serve on the board of directors of a portfolio company, which entails expense and the possibility of claims for damages against the Fund.

Interest Rate Risk  This is the risk that changes in interest rates will affect the value of the Fund’s investments in debt securities, such as bonds, notes and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund’s investments to decline. The Fund may be subject to heightened interest rate risk as the recent period of historically low interest rates may be ending. Interest rate risk generally is greater for lower-rated securities or comparable unrated securities.

Interest rate risk is generally greater for debt securities with longer maturities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Fund must reinvest its assets in debt securities with lower interest rates.

Short Sales Risk  This is the risk that the Fund will incur a loss because the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. Although the Fund’s gain in connection with a short sale transaction is limited to any differential between the replacement price and the price at which it sold the security short, its potential loss is theoretically unlimited.

Cyber Security Risk  As the use of the internet and other technologies has become more prevalent in the course of business, the Fund and its service providers, including the Investment Manager, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from intentional attacks, such as obtaining unauthorized access to information systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or information, corrupting data or inciting operational disruptions. Cyber security incidents can also result from unintentional events, such as the inadvertent release of sensitive information. Any such incident with respect to the Fund, any of its service providers or an issuer of securities in which the Fund invests may affect business operations, potentially resulting in financial losses, privacy violations, transaction disruptions, legal and regulatory infractions and fines, reputational damage and compensation and/or additional compliance costs. There is no guarantee that any measures designed to reduce the risks associated with cyber security incidents will be effective, particularly since the Fund does not directly control the cyber security measures of service providers, financial intermediaries and issuers of securities in which it invests or with which it does business.

Political, Economic and Regulatory Risk  Changes in economic and tax policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may also impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated, and there can be no assurance that any new regulation will not adversely affect the Fund’s ability to achieve its investment objective.

More detailed information about the Fund, its policies and risks can be found in the SAI.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The Fund provides a complete list of its holdings on a quarterly basis in filings with the Securities and Exchange Commission (the “SEC”). The list appears in the Fund’s annual and semi-annual reports to shareholders and will be filed with the SEC on Form N-CSR (with respect to the Fund’s second and fourth fiscal quarters) and Form N-Q (with respect to the Fund’s first and third fiscal quarters). The SAI, Form N-CSR and Form N-Q are available, free of charge, on the website of the SEC at www.sec.gov. The SAI is also available by contacting the Fund, c/o U.S. Bancorp Fund Services, LLC, at (888) GOTOGREEN (888-468-6473) and on the Fund’s website at www.wintergreenfund.com.

Management

Investment Manager

Wintergreen Advisers, LLC, 333 Route 46 West, Suite 204, Mountain Lakes, New Jersey 07046, is the Fund’s Investment Manager. The Investment Manager is registered as an investment adviser with the SEC. David J. Winters, the managing member of the Investment Manager and the portfolio manager of the Fund, has over thirty years of experience in investment advisory services, including management of registered investment companies. The Investment Manager also serves as an adviser to private investment funds. As of March 31, 2017, the Investment Manager had approximately $546 million in assets under management.

Subject to policies adopted by the Board, the Investment Manager directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio. The Investment Manager, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization. The Investment Manager is entitled to receive from the Fund an annual fee for managing the Fund’s assets equal to 1.50% of the Fund’s average daily net assets. The Investment Manager has voluntarily agreed to waive its investment management fee or reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses (including investment management fees and other fees but excluding interest, taxes and brokerage expenses) for Investor Class and Institutional Class shares do not exceed 1.95% and 1.70%, respectively, of average daily net assets of such shares. Taking into account the voluntary fee waiver, the Investment Manager received a net advisory fee of 1.45% of the Fund’s average daily net assets for the fiscal year ended December 31, 2016. A discussion of the basis of the Board’s approval of the investment advisory contract with the Investment Manager is available in the Fund’s most recent annual report to shareholders for the fiscal year ended December 31, 2016.

Portfolio Manager

Mr. David J. Winters  David J. Winters, the managing member of the Investment Manager, is primarily responsible for the management of the Fund’s portfolio and has responsibility for the day-to-day management of the Fund. Mr. Winters has managed the Fund since its inception in 2005.

Prior to forming the Investment Manager in May 2005, Mr. Winters held various positions with Franklin Mutual Advisers, LLC, including, President, Chief Executive Officer, and Chief Investment Officer. Mr. Winters led the Mutual Series group of global and domestic equity value funds, including serving as portfolio manager of the Mutual Discovery Fund during the period beginning February 1, 2000, through May 10, 2005.

The SAI provides additional information about the portfolio manager’s compensation, other accounts that he manages, and his ownership of Fund shares.

Other Service Providers

Foreside Fund Services, LLC (the “Distributor”), is the distributor of the shares of the Fund, and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) serves as the Fund’s administrator, transfer agent and fund accountant and is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

J.P. Morgan Chase Bank, N.A., the custodian of the Fund’s assets, is located at 383 Madison Avenue, Floor 11, New York, New York 10179.

Understanding Expenses

The Fund pays for its expenses out of its own assets. The Investment Manager or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement will increase investment performance of the Fund for the period during which the waiver or reimbursement is in effect.

Dividends, Distributions, and Shareholder Taxes

Income and Capital Gain Distributions  The Fund intends to make distributions from its net investment income at least annually, such distributions to be payable in additional shares of the Fund or in cash. Capital gains, if any, may be distributed at least annually, in additional shares or in cash, at the election of the shareholder. The amount of distribution will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.

Tax Considerations  The Fund generally intends to operate in a manner such that it will not be liable for federal income tax. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Fund, even if you reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. Distributions of dividends to the Fund’s non-corporate shareholders may be treated as “qualified dividend income,” which may be taxed at reduced rates, if such distributions are derived from, and designated by the Fund as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Fund. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations.” Other distributions by the Fund are generally taxable to you as ordinary income. Dividends declared in December and paid in January of the following year are taxable as if they had been paid the previous December. A distribution by the Fund reduces the net asset value (“NAV”) of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a return of a portion of your investment.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Internal Revenue Code of 1986, as amended, to “pass-through” to the Fund’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if the Fund realizes losses (e.g. from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder’s basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gains.

The sale of Fund shares is generally a taxable transaction for federal income tax purposes.

If you are neither a citizen nor resident of the United States, the Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund.

The Fund may be required to withhold federal income tax (“backup withholding”) from payments to you if:

•	you fail to furnish your properly certified Social Security or other tax identification number,

•	you indicate that you are subject to backup withholding, or

•	the Internal Revenue Service (“IRS”) informs the Fund that your tax identification number is incorrect or that backup withholding should apply.

These certifications are contained in the application that you complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

As required by regulation, the Fund will send you a statement that shows the tax status of distributions you received the previous year. For further information about the tax consequences of investing in the Fund, please see the SAI. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

Conversion of Share Classes

A conversion from Investor Class shares to Institutional Class shares of the Fund or from Institutional Class shares to Investor Class shares of the Fund should generally not be a taxable exchange for federal income tax purposes. Please contact your tax adviser to discuss your particular circumstances.

Shareholder Information

This section discusses how to buy, sell, or redeem shares in the Fund.

Buying Shares

What You Need To Know When Buying Shares  You may buy shares of the Fund each weekday that the NYSE is open at the NAV per share next calculated after the Fund receives your order in proper form.

“Proper form” means that your purchase request includes a completed account application, subsequent investment slip or the name of the Fund and your account number, payment in full to support your investment, and any other documentation that may be required. All purchase requests received in proper form before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed on that same day. Purchase requests received after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. The Fund reserves the right to refuse to accept any account application or any purchase request. The Investment Manager may, in its discretion, waive or reduce the applicable minimum investment amounts.

Minimum Individual Purchase Amount:

	Minimum Purchase Amount
	Investor Class	Institutional Class
New Accounts
Regular Accounts	$10,000	$100,000
Automatic Investment Plans	$10,000	$100,000
IRAs	$3,000	$100,000
Coverdell ESAs	$2,000	$100,000
Existing Accounts
Regular Accounts	$1,000	$1,000
Automatic Investment Plans	$100	$1,000
IRAs	$1,000	$1,000
Coverdell ESAs	$1,000	$1,000

PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF THE FUND IF THEY ARE ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.

Retirement and Employee Benefit Plans

Shares are also available to:

•	SEPs, traditional and ROTH IRAs, and Coverdell ESAs (the minimums listed in the table above apply);

•	SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans; and

•

all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (group retirement plans) with assets of $1,000,000 or more.

Distribution and Service (12b-1) Fees  Pursuant to the Fund’s Rule 12b-1 distribution plan (the “12b-1 plan”), the Fund may pay a fee to one or more persons or entities, including affiliates of the Fund, the Investment Manager and/or the Distributor, for rendering distribution services, and for bearing any related expenses, with respect to the Investor Class shares of the Fund. The aggregate fee amount will not exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the assets of the Investor Class shares of the Fund on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Institutional Class shares are not subject to the 12b-1 plan.

Multiple Classes  The Fund currently offers two classes of shares: Institutional Class and Investor Class. The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses. For example, Investor Class shares are subject to the 12b-1 fee described above while the Institutional Class shares are not subject to a 12b-1 fee. Share classes are also subject to different investment minimums.

Payments to Financial Advisers and Their Firms  As permitted, the Investment Manager, the Fund or any of the Fund’s agents may enter into arrangements with financial intermediaries that market and sell shares of the Fund, through which arrangements investors may purchase or redeem Fund shares. These financial intermediaries receive compensation for selling shares of the Fund and for providing shareholder record keeping, communication and/or other shareholder services. This compensation is paid from various sources, including any 12b-1 fee that the Investor Class of the Fund may pay for such services relating to Investor Class shares. In addition, the Investment Manager or other Fund agent, as applicable, may, at its own expense, compensate financial intermediaries in connection with the sale or expected sale of Fund shares. In the case of payments received by financial intermediaries that employ a financial adviser, the individual financial adviser may receive some or all of the amounts paid to the financial intermediary that employs him or her. Payments to financial intermediaries may create an incentive for the financial institution to recommend that you purchase Fund shares.

What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of the Fund and/or provides services to the Fund’s shareholders. Financial intermediaries may include, among others, your broker, your financial planner or adviser, banks, pension plan consultants, and insurance companies. In addition other brokerage firms and other companies that provide services of the type described above may receive fees from the Fund, the Investment Manager or the Distributor in respect of such services. These companies may also be appointed as agents for or authorized by the Fund to accept on their behalf purchase and redemption requests that are received in proper form Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

Information About Your Account

The Fund is a no-load fund, which means that you may purchase or redeem shares directly at the NAV per share without paying a sales charge. However, you may be charged a fee or have higher investment minimums if you buy or sell shares through a securities dealer, bank, or financial institution.

Opening An Account  You may purchase shares by check, Electronic Funds Transfer via Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars drawn on U.S. financial institutions and should be made payable to “Wintergreen Fund, Inc.” The Fund will not accept payment in cash, coin, money orders, or monetary instruments, including, but not limited to, traveler’s checks and negotiable instruments that are in bearer form. The Fund will not accept postdated checks or any conditional order or payment. The Fund will accept a bank check or a third party check for purposes of an account transfer or retirement account rollover, provided that such check is made payable for the benefit of the account holder, is issued by a U.S. financial institution, and complies with the minimum investment amount for the Investor Class or Institutional Class. Absent the granting of an exception consistent with the Fund’s Anti-Money Laundering Compliance Program, the Fund will not accept any other third party checks (except as described above), Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

Anti-Money Laundering Program

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel, or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an account is closed at the request of governmental or law enforcement authority, the shareholder may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Account Application and Customer Identity and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker or financial adviser. If the Fund cannot obtain the required information within a timeframe established in the Fund’s sole discretion, your application will be rejected. The Fund reserves the right to reject any application for any reason.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV per share next calculated after receipt of your application in proper form. The Fund may reject your application under its Anti-Money Laundering Program. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in the Fund’s sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV per share next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if initial payment is completed. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.

You must be a U.S. Citizen or an alien residing in the U.S. or a U.S. Territory (including overseas U.S. military or diplomatic addresses) with a valid U.S. Taxpayer Identification Number to open an account. Entities must be based in the U.S. or a U.S. Territory and have a valid U.S. Taxpayer Identification Number to open an account.

Limitations on Purchases and Market Timing

Market Timing  The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term or frequent trading, often referred to as “market timing.” Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and potential dilution in the value of shares. As money is moved in and out, the Fund may incur expenses related to buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Specifically, focus is placed on identifying redemption transactions that may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action will be determined by consideration of, among other things, shareholder account transaction history. The Fund reserves the right to restrict, reject, or cancel within one business day, without any prior notice, any purchase order, including transactions that, in the judgment of the Investment Manager, represent excessive trading, may be disruptive to the management of the Fund’s portfolio, may increase the Fund’s transaction costs, administrative costs or taxes, and those that may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund also reserves the right to refuse, restrict, or cancel purchase orders not accompanied by payment, and to take such other actions in response to potential market timing activity as are described below. The Fund’s right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Fund of such purchase orders.

Market Timing Consequences  If information regarding your trading activity in the Fund is brought to the attention of the Investment Manager and based on that information the Fund or the Investment Manager in its sole discretion concludes that your trading may be detrimental to the Fund, the Fund may temporarily or permanently bar your future purchases in the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund). The Fund may refuse to sell shares to persons determined by the Fund to be potential market timers, even if any pre-determined limitations established on behalf of the Fund have not been reached.

In considering an investor’s trading activity, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Fund, in other mutual funds, or in accounts under common control or ownership.

Due to its investment in the securities of foreign issuers, which may have more limited trading markets, the Fund may be subject to greater risk of market timing activity than funds investing in securities of certain domestic issuers.

Market Timing and Redemptions Through Financial Intermediaries  All investors are subject to the Fund’s policies and procedures regarding frequent trading, (including its policies described below with respect to the application of the 2.00% short-term trading redemption fee), whether they are direct shareholders in the Fund or are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, a bank, an insurance company separate account, a financial adviser, administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an “Omnibus Account”) with the Fund for trading on behalf of its customers. An Omnibus Account is an account held in the name of a broker-dealer, where the individual purchasers of the Fund shares are customers of the broker-dealer, rather than the Fund. Similarly, if the Fund sells shares to a qualified retirement plan, the plan, and not its participants, would be the Fund’s customer.

Risks From Market Timers  Depending on various factors, including the size of the Fund, the amount of assets the Investment Manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs, taxes, and/or impact Fund performance.

In addition, to the extent that the nature of the Fund’s portfolio holdings exposes the Fund to “arbitrage market timers,” the value of the Fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the Fund’s NAV. Since the Fund may invest significantly in foreign securities, it may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund’s international portfolio securities trade and the time as of which the Fund’s NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund’s NAV. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see “Valuation – Foreign Securities – Potential Impact of Time Zones and Market Holidays”).

Since the Fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded or relatively illiquid (collectively, “relatively illiquid securities”), it may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund’s NAV and the latest indications of market values for those securities. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see “Fair Valuation – Individual Securities”).

The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

•	Committing staff to selectively review on a continuous basis recent trading activity in order to identify trading activity that may be contrary to the Fund’s policies regarding frequent trading;

•

Assessing a 2.00% redemption fee for short-term trading; monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted; and reviewing reports issued by omnibus account holders that detail any potential market-timing issues. If the Fund determines that certain of these transactions rise to the level of market-timing, the accounts in which those transactions have taken place may be immediately “blocked” and future purchases or exchange activity with respect to Fund shares will be restricted or eliminated as the Fund shall determine.

Though certain of these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) designed to detect and deter market timing, there can be no guarantee that such trading activity can be minimized or completely eliminated.

Revocation of Market Timing Trades  Transactions placed in violation of the Fund’s policies regarding frequent trading are not necessarily deemed accepted by the Fund and may be canceled or revoked by the Fund following receipt by the Fund. The Fund’s right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Fund of such purchase orders.

Redemption Fee

Redemption Fee Assessment  You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee. Accordingly, the redemption proceeds may be lower than the redemption request. A short-term trading redemption fee will be assessed on any Fund shares that are sold (by redemption, whether voluntary or involuntary, unless such involuntary redemption is because you have a low balance) sixty (60) calendar days or less following their purchase date. This redemption fee will equal 2.00% of the amount redeemed (using standard rounding criteria). To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. The redemption fee may be collected by deduction from the redemption proceeds.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading.

This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund, the Investment Manager may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the section entitled “Limitations of Purchases and Market Timing” above and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future redemptions out of the Fund. For waivers of the redemption fee for other Mutual Funds and certain comprehensive fee programs where the beneficial owner has limited investment discretion, the fee waiver must be discussed with the Fund and setup appropriately with the Transfer Agent. Depending on the type of account a waiver can be placed at the time of account setup or it may need to be done at the time of redemption.

Waiver/Exceptions/Changes  The redemption fee is mandatory and may only be waived upon the death of the shareholder for which a redemption is required or as otherwise required by applicable law. The redemption fee may not apply to redemptions by other mutual funds, Omnibus Account owners, and certain comprehensive fee programs where the beneficial owner has limited investment discretion with respect to its shares in the Fund. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days notice of any material changes, unless otherwise provided by law.

Limitations On Collection  Currently, the Fund is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fee. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (i) whether a redemption fee is applicable; and/or (ii) the identity of the customer who should pay the redemption fee.

Certain financial intermediaries that collect a redemption fee on behalf of the Fund from applicable customer accounts may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the Financial Institution and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the institution or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the financial intermediary’s omnibus account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

How to Invest in the Fund

Opening an Account	Adding to an Account

By Mail

• Complete the application

• Make check payable to “Wintergreen Fund, Inc.”

• Mail application and check to: Wintergreen Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC,
P.O. Box 701
Milwaukee, WI 53201-0701

By Mail • Make check payable to “Wintergreen Fund, Inc.” Be sure to include your account number on the check. • Fill out investment slip. • Mail check with investment slip to the address on the left.

By Wire

• Mail your completed application to the above address, then call (888) GOTOGREEN (888-468-6473) to obtain an account number.

• Purchases will not be honored without a completed application on file.

• Wire funds using the instructions at the right.

• Include your account number.

When wiring money to Wintergreen Fund, Inc., you will need to have an account. If you do not have an account, please call the toll-free number at (888) GOTOGREEN (888-468-6473) for instructions on how to setup an account via fax.

Institutional Class accounts and Investor Class accounts larger than $100,000 can be set up via fax when the initial investment is made by wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Wire Funds to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA: #075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

For Further Credit:

Wintergreen Fund, Inc.

Your name and account number.

Class (either Investor or Institutional).

By Automatic Investment Plan (AIP)

•Complete your application including the Automatic Investment Plan section and mail it to the address above, along with a check for your initial investment payable to “Wintergreen Fund, Inc.”

•Call (888) GOTOGREEN
(888-468-6473) to obtain a form.

By Automatic Investment Plan (AIP) Shares are purchased on a predetermined schedule, on dates established when the account is opened.

By Electronic Funds Transfer (ACH)

•Mail your application and a voided check or savings deposit slip to the above address, then call (888) GOTOGREEN (888-468-6473) to obtain an account number.

•Telephone orders will be accepted via ACH from your designated account when your Wintergreen Fund, Inc. account has been open for at least 15 days.

By Electronic Funds Transfer (ACH) If you call (888) GOTOGREEN (888-468-6473) prior to 4:00 p.m. Eastern time to place your order, shares will be purchased at that day’s NAV per share.

By Internet

www.wintergreenfund.com

•Access our website

•Select “How to Invest”

•Complete the application online

•Accept the terms of the online application

•Your purchase proceeds will be electronically debited from the financial institution account provided while completing the online application.

By Internet

www.wintergreenfund.com

•Access our website

•Select Your Account

•Provide the following information:
Your user ID
Your password

•Select Transaction/Purchase menu option

•Follow the instructions provided

•We will electronically debit your purchase proceeds from the financial institution account identified on your account application.

Through a Financial Professional Contact your financial professional.	Through a Financial Professional Contact your financial professional.

Account Requirements  For further information regarding the Fund’s requirements for opening and sending instructions for individual, sole proprietorship, and joint accounts, as well as business entity and trust accounts, please call (888) GOTOGREEN (888-468-6473).

Canceled or Failed Payments  The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payments for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. You will also be assessed a $25 service fee for any payment that does not clear. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Future Trade Date Requests  The Fund does not accept requests to hold a purchase, redemption, or exchange transaction for a future date.

Investors Without a U.S. Address  The Fund is currently not accepting subscriptions from investors that do not have a valid U.S. or U.S. Territory address (including overseas U.S. military or diplomatic addresses).

Investor Services

Investors may contact Investor Services as indicated below:

By Mail:

Wintergreen Fund, Inc.

c/o U.S. Bancorp Fund Services, LLC

P. O. Box 701

Milwaukee, WI 53201-0701

By Overnight Delivery:

Wintergreen Fund, Inc.

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd floor

Milwaukee, WI 53202

By Telephone:

Call toll-free from anywhere in the United States: (888) GOTOGREEN (888-468-6473) (Monday through Friday 8:00 a.m. to 8:00 p.m., Eastern time). Once a telephone transaction has been placed, it cannot be canceled or modified.

Online  Visit us online 24 hours a day, 7 days a week, at www.wintergreenfund.com

•	For the most complete source of Fund news

•	For Fund, account and service information

•	For most account transactions

•	For literature requests

Automatic Investment Plan  This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. In order to participate in the Automatic Investment Plan, your financial institution must be a member of the ACH network. To sign up, complete the appropriate section of your account application attach a voided check or savings deposit slip and mail it to the Fund’s Transfer Agent at Wintergreen Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If you are opening a new account, please include the minimum initial investment (please see the section entitled “Shareholder Information – Minimum Individual Purchase Amount”) with your application. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five calendar days prior to the effective date.

Distribution Options  You may reinvest distributions you receive from the Fund in an existing account in the Fund. You also can have your distributions deposited in a bank account or mailed by check. Deposits to a bank account may be made by ACH. Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the Fund. You may change your dividend and capital gain distribution election in writing or by calling the Transfer Agent in advance of the next distribution. If you elect to receive distributions and/or capital gains in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Telephone/Online Privileges  You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy or sell shares of the Fund; use electronic funds transfer to buy or sell shares of the Fund.

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at www.wintergreenfund.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the associated risks.

Neither the Fund nor the Transfer Agent will be liable for following instructions for telephone or Internet transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification or personalized security codes, passwords or other information prior to acting upon the telephone or Internet instructions and recording all telephone calls. To help safeguard your account, keep your password confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. Telephone trades must be received by or prior to market close. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during period of unusual market activity. Please allow sufficient time to place your telephone transaction.

You can decline telephone buy or sell privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Security Considerations  You may give up some level of security by choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Plan  The Fund offers a Systematic Withdrawal Program (“SWP”) whereby shareholders or their representatives may request a redemption in a predetermined amount each month, calendar quarter, or annually. Proceeds can be sent via check to the address on the account or proceeds can be sent by electronic funds transfer via the ACH network to your bank account. To start this program, your account(s) must have Fund shares with a value of at least $100,000 for Institutional Class shares or $10,000 for Investor Class shares. If the Institutional Class account(s) subject to the Systematic Withdrawal Plan fall below the Institutional Class minimum amount of $100,000, then the account(s) may be converted to Investor Class shares as described in the section entitled “Converting from Institutional Class to Investor Class Shares.” The minimum amount that may be withdrawn is $50. This program may be terminated or modified by the Fund at any time. Shareholders may change or terminate the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.

A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. To establish the SWP, contact the Fund at (888) GOTO GREEN (888-468-6473).

Householding  In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, annual reports, and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at (888) GOTOGREEN (888-468-6473) to request individual copies of these documents or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

THE FUND RESERVES THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, AND TO LIMIT OR SUSPEND THE OFFERING OF ITS SHARES. THE INVESTMENT MANAGER MAY DECIDE TO SUSPEND THE OFFERING OF SHARES IF IT DETERMINES THAT ANY INCREASE IN THE NET ASSETS OF THE FUND THROUGH SUBSCRIPTIONS WOULD BE DETRIMENTAL TO THE INTERESTS OF THE FUND OR EXISTING SHAREHOLDERS.

Selling Shares

You can sell your shares on any weekday that the Fund is open for business. Please keep in mind that a redemption fee may apply.

What You Need To Know When Selling Shares  You may sell your shares on any day the Fund is open for business. The Fund processes redemption orders promptly. Redemption proceeds will not be sent to you until your shares have been paid for in full. This means if you purchased your shares by check or electronic funds transfer through the ACH network, the redemption payment will be delayed until the Fund has received acknowledgment to its satisfaction that the purchase has cleared. This could take up to 15 calendar days. In times of drastic economic or market conditions, you may have difficulty selling shares by telephone.

Once your request has been actually received by the Fund in proper form, the Fund will redeem your shares at the next determined NAV per share. Subject to the foregoing, the Fund generally pays redemption proceeds within seven days after the request is actually received by the Fund. For redemptions paid in cash, the Fund typically expects to meet redemption requests using the Fund’s then-existing holdings of cash or cash equivalents. Subject to market conditions and other considerations, at times the Fund may use proceeds from the sale of securities to meet redemption requests. Unless otherwise prohibited by law, the Fund also reserves the right to pay redemptions in kind, using portfolio securities to pay redemption proceeds, as described below. Payment is sent to the address of record.

Selling Your Shares

By Phone

• Unless you declined the telephone redemption option on your account application, you have no limitations on the amounts that you may redeem by telephone by calling (888) GOTOGREEN (888-468-6473). Shares held by retirement plans may not be redeemed by telephone. You may elect to have telephone redemption proceeds sent by check to your address of record, by wire to your bank account of record, or funds may be sent via electronic funds transfer through the ACH network to your pre-determined bank account. Proceeds may be wired and are subject to a $15 fee paid by the investor. You do not incur any charge for proceeds sent via the ACH system and credit is usually available within 2-3 days.

By Mail

• Send a letter of instruction including the account number, the dollar value or number of shares, and any necessary signature guarantees to: Wintergreen Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

• The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

By Systematic Withdrawal Plan • For further information on a systematic withdrawal plan, please call (888) GOTOGREEN (888-468-6473).
Through A Financial Professional • Contact your financial professional.

Signature Guarantees  A signature guarantee from either a Medallion program member or a non-Medallion program member of each owner must be provided:

•	If the request is to change ownership on your account;

•	When redemption proceeds are payable or sent to any person, address, or bank account not on record;

•	If a change of address was received by the Transfer Agent within the last 30 calendar days.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation. The Fund reserves the right to waive any signature requirement in its discretion. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In-Kind Redemptions  Although the Fund expects to make redemptions in cash, it reserves the right to make the redemption in-kind. These redemptions “in-kind” usually occur when the amount to be redeemed is large enough to affect the Fund’s operations (for example, if it represents more than 1% of the Fund’s net assets). This is done to protect the interests of the Fund’s remaining shareholders. An in-kind payment means you receive portfolio securities rather than cash. If this occurs, you will incur transaction costs when you subsequently sell the portfolio securities that you received.

IRA Redemption Request  Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholdings.

Lost Accounts  It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then the Fund will determine whether the investor’s account can legally be considered abandoned. Further, your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

Account Policies

Calculating Share Price  The price at which you buy or sell Fund shares is the NAV per share. The NAV per share is calculated by dividing the Fund’s net assets by the number of its shares outstanding. Due to the fact that different expenses are charged to the Institutional Class and Investor Class shares of the Fund, the NAV of the two classes of the Fund will vary. The NAV per share is calculated at the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) each business day the NYSE is open. It is not calculated on days the NYSE is closed for trading. The NYSE may also be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. The price for a purchase or redemption of Fund shares is the NAV per share next calculated after the Fund’s actual receipt of your request in proper form. The share price is determined by adding the value of the Fund’s investments, cash, and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding. The Fund may change the time it calculates its NAV per share in an emergency.

The Fund’s assets are generally valued at their market value using valuations provided by independent pricing services. If market prices are unavailable, or if an event occurs after the closing of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of shares may change on days that you cannot buy or sell shares. Requests to buy and sell shares are processed at the NAV per share next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. Government securities, money market instruments, and foreign securities is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund may rely on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

The Board will maintain a Valuation Committee established for the purpose of ensuring that the securities and other assets and liabilities of the Fund are valued properly, fairly, and in accordance with the Fund’s Statement of Procedures for the Valuation of Portfolio Securities, as may be amended from time to time, which procedures were adopted for the Fund and approved by the Board. The Valuation Committee will meet when necessary.

Fair Valuation – Individual Securities  Since the Fund may invest in securities, including derivatives, that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market or other prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Exchange Traded Securities  Securities traded or dealt on one or more securities exchange (whether domestic or foreign, including the National Association of Securities Dealers’ Automated Quotation System (NASDAQ)) and not subject to restrictions against resale shall be valued:

(i)	at the last quoted sales price or, in the absence of a sale,

(ii)	at the mean of the last bid and ask prices.

Non-Exchange Traded Securities  Securities not traded or dealt on any securities exchange for which OTC market quotations are readily available generally shall be valued at the mean of the current bid and ask prices.

Money Market Instruments  Notwithstanding anything to the contrary, money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless the Investment Manager believes another valuation is more appropriate. Municipal daily or weekly variable rate demand instruments may be priced at par plus accrued interest.

U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities Traded on More Than One Exchange  If a security is traded or dealt on more than one exchange, or on one or more exchanges and in the OTC market, quotations from the market in which the security is primarily traded shall be used. For an option, the last quoted sale on an exchange or board of trade on which the option is traded shall be used. In the absence of a sale, the mean between the highest bid and lowest ask prices at the close of the exchanges and/or boards of trade on which the option trades will be used.

Currencies and Forward Contracts  The value of foreign currencies shall be translated into U.S. dollars based on the foreign exchange rate in effect at the close of the NYSE (normally 4:00 p.m. Eastern time) on the date of valuation. If the foreign exchange rate in effect at the close of the NYSE is not available from the Fund’s pricing agent, the currency may be valued using the foreign exchange rate standard provided by the Fund’s pricing agent. Forward contracts are presented at fair value measured by the difference between the forward exchange rates at the dates of entry into the contracts and the forward exchange rates at the reporting date.

Options  The current market value of any option listed for trading on a securities exchange or board of trade shall be valued at the last quoted sale price or, in the absence of a sale, at the mean of the highest bid and lowest ask prices across the exchanges on which the option is traded. Options not listed for trading on a securities exchange or board of trade for which OTC market quotations are readily available shall be valued at the mean of the highest quoted bid and lowest ask prices. Over-the-counter derivatives for which bid and ask prices are not readily available or are determined to be unreliable shall generally be valued at the value provided by an independent pricing agent or other reliable third party.

Security Valuation – Foreign Securities – Computation of U.S. Equivalent Value  The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. If no sale is reported, the foreign security will be valued at the mean of the last bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (normally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If the foreign exchange rate in effect at the close of the NYSE is not available from the Fund’s pricing agent, the security may be valued using the foreign exchange rate standard provided by the Fund’s pricing agent. Occasionally, events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board.

Valuation – Foreign Securities – Potential Impact of Time Zones and Market Holidays  Trading in securities on foreign exchanges and OTC markets, such as those in Europe and Asia, may be completed well before the Fund calculates its NAV on each business day. In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on each business day. Furthermore, trading takes place in various foreign markets on days that are business days, and on which the Fund’s NAV is not calculated. Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation.

Occasionally, events occur between the time at which trading in a foreign security is last completed and the time at which the Fund calculates its NAV on each business day. These events might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as “time zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of the Fund’s shares, if such discrepancies in security values actually exist.

To attempt to minimize the possibilities for time zone arbitrage, the Investment Manager monitors market events after the close of trading in foreign stock markets.  If the Investment Manager believes a market event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE, such foreign securities may be valued using the Fund’s fair value procedures. The intended effect of applying fair value pricing is to compute a NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming, and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

Converting from Investor Class to Institutional Class Shares  If the current market value of your account(s) in Investor Class shares is at least $100,000, you may elect to convert the account(s) from Investor Class shares to Institutional Class shares on the basis of relative NAVs, at which time your account will be subject to the policies and procedures applicable to Institutional Class shares. Converting from Investor Class to Institutional Class shares may not be available at certain financial intermediaries, or there may be additional costs involved associated with this conversion charged by your financial intermediary. There is no fee for converting accounts held directly with the Fund. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor

Class shares at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or fewer Institutional Class shares than the number of Investor Class shares converted.

If you have a direct account with the Fund, then you may convert from Investor Class to Institutional Class shares by calling the Fund at 1-888-468-6473. Otherwise, your financial intermediary can contact the Fund to convert your shares from Investor Class to Institutional Class.

Converting from Institutional Class to Investor Class Shares  If your Institutional Class account falls below the stated investment minimum because you sell some of your shares, then the Fund reserves the right to give you 30 days’ written notice to make additional investments so that your account balance is $100,000 or more. If you do not make additional investments, then the Fund may convert your Institutional Class shares to Investor Class shares, at which time your account will be subject to the policies and procedures for Investor Class shares. Any such conversion will occur at the relative NAVs of the two share Classes, without the imposition of any fees or other charges if the accounts are held directly with the Fund. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares converted. Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, shares held by such participants or clients will be converted to Investor Class shares are described above when a participant or client rolls over its accounts with the retirement plan or financial intermediary into an individual retirement account and such participant or client is not otherwise eligible to purchase Institutional Class shares.

Accounts with Low Balances  If the value of your Investor Class account falls below $10,000 (or $3,000 for IRA accounts or $2,000 for Coverdell accounts) because you sell some of your shares, we may notify you to ask you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a redemption fee if your account is closed for this reason.

Involuntary Redemption  The Fund reserves the right to close your account and redeem your shares involuntarily (i) If the Fund is unable to verify your identity, (ii) to reimburse the Fund for any loss sustained by reason of a failure to make full payment for shares purchased, (iii) to collect any charge relating to transactions effected for the benefit of your account which charge is applicable to the Fund’s shares as provided in this Prospectus, (iv) if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed by the Investment Manager to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law, or (v) for other good reasons as determined by the Investment Manager. However, your account will not be redeemed if the balance falls below the minimum due to investment losses. If your account is redeemed, the proceeds will be sent to the address of record.

Statements, Reports, and Prospectus  You will receive quarterly account statements that show all your transactions during the quarter. You will also receive written notification after each transaction affecting your account.

You also will receive the Fund’s financial reports every six months as well as an annual updated prospectus. You may view the Fund’s current prospectus, and any supplements thereto, and financial reports on the Fund’s website.

If you choose, you may receive your statements, financial reports, tax documents, prospectuses, and other regulatory material through electronic delivery.

Investment Representative Account Access  If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and will also receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts  You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with the Fund. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts  Unless you specify a different registration, shares issued to two or more owners are registered as “joint tenants with rights of survivorship” (shown as “JTWROS” on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Additional Policies  Please note that the Fund maintains additional policies and reserves certain rights, including:

•	The Fund may restrict, reject, or cancel any purchase orders.

•	The Fund may modify, suspend, or terminate telephone/online privileges at any time.

•	The Fund may stop offering shares of a class completely or may offer shares of a class only on a limited basis, for a period of time or permanently.

•	Normally, redemption proceeds are paid out by the next business day, but payment may take up to seven (7) days if making immediate payment would adversely affect the Fund.

•	In unusual circumstances, the Fund may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

•

For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the Investment Manager determines it is in the best interest of the Fund, consistent with applicable law.

Please also note that you may only buy shares of the Fund if they are eligible for sale in your state or jurisdiction. To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Questions

If you have any questions about the Fund or your account, you can write to us at Wintergreen Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, call us toll-free from anywhere in the United States: (888) GOTOGREEN (888-468-6473) (Monday through Friday 8:00 a.m. to 8:00 p.m., Eastern time), or visit us online 24 hours a day, 7 days a week, at www.wintergreenfund.com. All calls may be monitored or recorded for your protection and to help ensure we provide you with quality service.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years, or since inception if less than five years, by showing information for the Fund’s Institutional Class and Investor Class shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available without charge by contacting the Fund directly or by visiting the Fund’s website.

	Investor Class
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
NET ASSET VALUE, Beginning of Year	$15.50	$17.09	$17.60	$15.10	$14.09

INVESTMENT OPERATIONS
Net investment income(a)	0.00 (b)	0.03	0.06	0.03	0.02
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency transactions, and forward currency contracts	1.03	(1.22)	(0.36)	2.51	1.04

Total from Investment Operations	1.03	(1.19)	(0.30)	2.54	1.06

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.50)	(0.40)	(0.21)	(0.04)	(0.05)
Net realized gain	(0.83)	—	—	—	—

Total Distributions to Shareholders	(1.33)	(0.40)	(0.21)	(0.04)	(0.05)

Redemption fees(a)(b)	0.00	0.00	0.00	0.00	0.00

NET ASSET VALUE, End of Year	$15.20	$15.50	$17.09	$17.60	$15.10

TOTAL RETURN	6.67%	(6.94)%	(1.68)%	16.81%	7.51%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000’s omitted)	$303,278	$478,047	$1,000,011	$1,274,770	$1,274,139
Ratios of net investment income to average net assets:
Before expense waiver	(0.03)%	0.17%	0.31%	0.19%	0.17%
After expense waiver	0.02%	0.17%	0.31%	0.19%	0.17%
Ratios of expenses to average net assets excluding borrowing dividend expense:
Before expense waiver	2.00%	1.92%	1.89%	1.85%	1.89%
After expense waiver	1.95%	1.92%	1.89%	1.85%	1.89%
Borrowing expenses	—%	—%	—%	—%	0.00	%(c)

Net Expenses	1.95%	1.92%	1.89%	1.85%	1.89%

PORTFOLIO TURNOVER RATE	8%	3%	13%	12%	14%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)	Less than 0.005%.

Financial Highlights (continued)

	Institutional Class
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
NET ASSET VALUE, Beginning of Year	$15.47	$17.07	$17.59	$15.09	$14.09

INVESTMENT OPERATIONS
Net investment income(a)	0.04	0.07	0.10	0.07	0.06
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency transactions, and forward currency contracts	1.04	(1.22)	(0.36)	2.51	1.03

Total from Investment Operations	1.08	(1.15)	(0.26)	2.58	1.09

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.56)	(0.45)	(0.26)	(0.08)	(0.09)
Net realized gain	(0.83)	—	—	—	—

Total Distributions to Shareholders	(1.39)	(0.45)	(0.26)	(0.08)	(0.09)

Redemption fees(a)(b)	0.00	0.00	0.00	0.00	0.00

NET ASSET VALUE, End of Year	$15.16	$15.47	$17.07	$17.59	$15.09

TOTAL RETURN	7.01%	(6.70)%	(1.47)%	17.09%	7.72%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000’s omitted)	$170,137	$218,996	$477,870	$474,135	$340,462
Ratios net investment income to average net assets:
Before expense waiver	0.22%	0.40%	0.55%	0.41%	0.41%
After expense waiver	0.27%	0.40%	0.55%	0.41%	0.41%
Ratios of expenses to average net assets excluding borrowing dividend expense:
Before expense waiver	1.75%	1.69%	1.65%	1.63%	1.64%
After expense waiver	1.70%	1.69%	1.65%	1.63%	1.64%
Borrowing expenses	—%	—%	—%	—%	0.00	%(c)

Net Expenses	1.70%	1.69%	1.65%	1.63%	1.64%

PORTFOLIO TURNOVER RATE	8%	3%	13%	12%	14%

(a)	Calculated based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Less than 0.005%.

Privacy Policy

This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information.

By adhering to the practices described below, we affirm our continuing commitment to protecting your privacy.

Collection and Use of Shareholder Information

Wintergreen Fund, Inc. and the IRA custodian (“We” or the “Fund”) collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and other personal information about you from the following sources: information you provide on applications or other forms (for example, your name, address, social security number and birth date); information derived from your transactions with us (for example, transaction amount, account balance and account number); information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number).

Keeping Information Secure

We maintain physical, electronic, and procedural safeguards to protect your financial and other personal information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.

Limiting Access to Information

We limit access to personally identifiable information to only those with a business reason to know such information.

Use of Personal and Financial Information by Us and Third Parties

We do not sell non-public personal information about current or former customers or their accounts to any third parties, and do not disclose such information to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

Those who may receive this information include the companies that provide transfer agent, technology, and administrative services, as well as the investment adviser who is an affiliate of the Fund.

Accuracy of Information

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

(Not part of the Prospectus)

Wintergreen Fund, Inc.

You can learn more about the Fund in the following documents:

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the report of the independent registered public accounting firm. You may obtain these reports to shareholders at no cost through your investment representative or by e-mailing or calling us at the address and number below. You will also be able to download and view current annual/semi-annual reports online, free of charge, at www.wintergreenfund.com.

Statement of Additional Information

The SAI contains more information about the Fund, its investments and policies. It is incorporated by reference and is legally a part of this Prospectus.

For a free copy of the SAl or to request other information about the Fund, please contact your investment representative, or contact the Fund directly. You may also download/view the SAl online, free of charge, at www.wintergreenfund.com.

You can also obtain information about the Fund by visiting the Securities and Exchange Commission’s Public Reference Room, 100 F Street, Washington, DC (phone (202) 551-8090) or the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov.

Wintergreen Fund, Inc.

(888) GOTOGREEN

(888-468-6473)

Check Your Account Status at:

www.wintergreenfund.com

Distributor

Foreside Fund Services, LLC

Three Canal Plaza

Portland, ME 04101

www.foreside.com

File Nos. 333-124761

811-21764

WINTERGREEN FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Investor Class (WGRNX)

Institutional Class (WGRIX)

April 28, 2017

This Statement of Additional Information (“SAI”) is not a prospectus. It contains additional information to the information in the Fund’s prospectus (the “Prospectus”). The Prospectus, dated April 28, 2017, which may be amended from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Prospectus.

Financial Statements for the Fund for the year ended December 31, 2016, included in the Annual Report to Shareholders are incorporated by reference into this SAI. For a free copy of the current Prospectus or annual report, contact your investment representative, access the Fund online at www.wintergreenfund.com, or call (888) GOTOGREEN (888-468-6473).

FUND HISTORY

The name of the fund is Wintergreen Fund, Inc. (the “Fund”). The Fund, an open-end, diversified management investment company commonly called a mutual fund, was organized as a corporation in Maryland on May 5, 2005, and is registered with the Securities and Exchange Commission (the “SEC”).

The Fund currently offers two classes of shares – Investor Class and Institutional Class. The Fund may offer additional classes of shares in the future.

Each share represents a proportionate interest in the Fund’s net assets. All shares have the same voting and other rights and preferences. The shares have noncumulative voting rights, and each share is entitled to one vote. Subject to applicable law, shareholders of the Fund currently vote as a single class, except with respect to any matter which affects only one class of shares, in which case only the Investor Class shareholders or Institutional Class shareholders, as applicable, are entitled to vote.

The Fund does not intend to hold annual shareholder meetings and is not required to do so. The Fund may hold special meetings, however, for matters requiring shareholder approval. A special meeting may also be called by the Board of Directors of the Fund (the “Board”) and certain officers at their discretion.

INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS

For purposes of all investment policies of the Fund: (i) the Investment Company Act of 1940, as amended (“1940 Act”) includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely and (ii) the Internal Revenue Code of 1986, as amended (the “Code”) includes the rules thereunder, Internal Revenue Service interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Generally, the policies and restrictions discussed in this SAI and in the Prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund’s policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the size of the Fund will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Fundamental Investment Policies

The Fund’s investment objective is capital appreciation.

The Fund may not:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission (“CFTC”) such that the Fund would not be considered a commodity pool), oil and gas interests, or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

1

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock, borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act, which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes).

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry).

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Except as may be described in the Prospectus, purchase securities on margin.

The term Prospectus as referenced in restriction 6 includes this SAI.

Special Note Regarding Market Events and Regulatory Risk

Events in the financial sector may result, and have in past years resulted, in reduced liquidity in the credit and fixed income markets and an unusually high degree of volatility in the financial markets, both domestic and international. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets may be, and have been in past years, particularly affected. These events and the potential for future market turbulence may have an adverse effect of the Fund’s investments.

Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments. New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to a derivatives transaction covered by the regulations is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. The Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. The U.S. Government and regulatory authorities are currently adopting and implementing additional regulations governing derivatives markets, including margin, reporting and registration requirements. These and other regulatory developments, including future developments, may impact the Fund’s ability to invest or remain invested in certain derivatives and other securities, and may adversely affect the instruments in which the Fund invests and the Fund’s ability to execute its investment strategy.

Legislation or regulation may also change the way in which the Fund itself is regulated. The Fund’s investment manager, Wintergreen Advisers, LLC, (the “Investment Manager”), cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Regulatory changes may be imposed on the financial markets that could significantly restrict or affect the Investment Manager’s ability to access financial markets. Any such regulations may impair the liquidity of the investments made by the Fund. In addition, changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of the Fund.

In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”). There is still considerable uncertainty relating to the potential consequences and timeframe of the UK’s withdrawal, and the potential impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of the Fund’s investments in foreign securities.

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Investment Techniques, Strategies, and their Risks

Certain words or phrases used in the Prospectus or this SAI may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund’s level of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

“small portion”	less than 10%
“portion”	10% to 25%
“significant”	25% to 50%
“substantial”	50% to 66%
“primary”	66% to 80%
“predominant”	80% or more

The percentages above are not intended to be precise, nor are they limitations unless specifically stated as such in the Prospectus or elsewhere in this SAI.

In general, the value of your shares in the Fund will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund’s investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund’s shares may also change with movements in the stock and bond markets as a whole.

The Fund may invest in equity securities, including securities convertible, exchangeable for, or expected to be exchanged into common stock (including convertible preferred, convertible debt securities, and warrants). There are no limitations on the percentage of the Fund’s assets that may be invested in equity securities, debt securities, or convertible securities. The Fund reserves freedom of action to invest in these securities in such proportions as the Investment Manager deems advisable. In addition, the Fund may also invest in restricted debt and equity securities, foreign securities, and other investment company securities.

The general investment policy of the Fund is to invest in securities if, in the opinion of the Investment Manager, they are available at prices less than their intrinsic value, as determined by the Investment Manager after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow potential, long-term earnings, and multiples of earnings. The relationship of a security’s “book value to market value” is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company’s financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. The Investment Manager examines each security separately and does not apply these factors according to any predetermined formula. The Investment Manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by the Fund.

Although the Fund may invest in securities of companies of any size, the Fund generally invests substantially in larger and medium size companies with market capitalizations in excess of $1.5 billion.

The Fund may invest in any industry although it is the policy of the Fund to not concentrate its investments in any one industry.

The Fund may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) global market system or in any domestic or foreign over-the-counter (“OTC”) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The NASDAQ global market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Companies whose securities are traded on the NASDAQ global market system may be smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities. In addition, the Fund may purchase securities through private placements or in other private transactions.

3

The Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Fund has claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA and is not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA.

The following is a description of the various types of securities the Fund may buy and techniques it may use.

Borrowing

The Fund is permitted to borrow money under certain circumstances, as described under “Fundamental Investment Policies” above. Under no circumstances will the Fund make additional investments while any amounts borrowed exceed 5% of the Fund’s total assets.

Cash Equivalent Investments

Cash equivalent investments are investments in certain types of short-term debt securities. The Fund, in making a cash equivalent investment, expects to earn interest at prevailing market rates on the amount invested. The Fund’s cash equivalent investments are typically made in obligations issued or guaranteed by the U.S. or other governments, their agencies or instrumentalities, and high-quality commercial paper issued by banks, corporations or others. Commercial paper consists of short-term debt securities which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

Convertible Securities

Convertible securities are debt securities, or in some cases preferred stock, that have the additional feature of converting into, exchanging or expecting to be exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the possibility of becoming a common stockholder in the future. A convertible security’s value normally reflects changes in the company’s underlying common stock value.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security tends to be senior to the issuer’s common stock, but subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is “converted,” the issuer often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the issuer may pay out cash instead of common stock.

Debt Securities

A debt security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While most debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities may also increase or decrease in value.

4

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s net asset value per share (“NAV”). These increases or decreases are more significant for longer duration debt securities.

The Fund may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments, and their agencies and instrumentalities. Bonds and notes differ in the length of the issuer’s repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which the Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BB or lower by S&P or Ba or lower by Moody’s are considered to be high yield, high risk debt securities. The lowest rating category established by Moody’s is “C” and by S&P is “D.” Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. These ratings represent the opinions of the rating services with respect to the issuer’s ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in the Fund’s portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security, but will not generally result in an automatic sale of the security.

The Fund generally will invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the Investment Manager’s opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security’s rating is given less emphasis in the Investment Manager’s investment decision-making process. The Fund may invest in debt securities issued by domestic or foreign companies (i) that are involved in restructurings, such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers (“Risk Arbitrage Securities”), and (ii) that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (“Distressed Companies”), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, the Fund generally purchases these debt securities at discounts to the original principal amount. Such debt typically ranks senior to the equity securities of Distressed Companies and may offer the potential for capital appreciation and additional investment opportunities.

Medium and Lower Rated Corporate Debt Securities

The Fund may invest in securities of Distressed Companies when the intrinsic values of such securities, in the opinion of the Investment Manager, warrant such investment. The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be so-called “junk bonds.” Corporate debt securities rated Baa are regarded by Moody’s as medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Companies issuing lower rated higher yielding debt securities are deemed by the ratings agencies to be not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume.

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Corporate debt securities that are rated B are regarded by Moody’s as speculative and are subject to high credit risk. Corporate debt securities rated BB, B, CCC, CC, and C are regarded by S&P as having speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P’s view, although such securities likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation and CC and CCC the two highest degrees of speculation in this group of ratings.

Securities rated D by S&P or C by Moody’s are in default and are not currently performing. The Fund may also invest in unrated securities.

The ratings of the various nationally recognized statistical rating organizations (“NRSROs”), such as Moody’s, S&P, and Fitch Ratings, generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, evaluate only the safety of principal and interest payments and do not evaluate the market risk of the securities. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Investment Manager monitors the issuers of corporate debt securities held in the Fund’s portfolios. The Fund will rely on the Investment Manager’s judgment, analysis, and experience in evaluating debt securities. In this evaluation, the Investment Manager will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters as well as the price of the security. The credit rating assigned to a security is a factor considered by the Investment Manager in selecting a security for the Fund, but the intrinsic value in comparison to market price and the Investment Manager’s analysis of the fundamental values underlying the issuer are generally of greater significance. Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objective when investing in such securities is dependent on the credit analysis of the Investment Manager. If the Fund purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund’s portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the Fund’s portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in the Fund’s portfolio and thus could have an effect on the NAV of the Fund if other types of securities did not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are often closely linked with the company’s stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund’s ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that the Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities

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that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the Fund failing to qualify as a regulated investment company under the Code. Investment in such securities also involves certain other tax considerations.

The Investment Manager values the Fund’s investments pursuant to guidelines adopted and periodically reviewed by the Board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the Fund may invest, there may be thin or no trading in such securities and the ability of the Investment Manager to accurately value such securities may be adversely affected. Further, it may be more difficult for the Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in the portfolio, the responsibility of the Investment Manager to value the Fund’s securities becomes more difficult and the Investment Manager’s judgment may play a greater role in the valuation of the Fund’s securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Also, the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

Depository Receipts

The Fund may invest in securities commonly known as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), or Global Depositary Receipts (“GDRs”) of non-U.S. issuers. Such depository receipts are interests in a non-U.S. company’s securities which have been deposited with a bank or trust company. The bank or trust company then sells interests to investors in the form of depository receipts. Depository receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an OTC market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs may have certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are often easily transferable and for which market quotations are generally readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

Depository receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete, and costs may be higher.

Equity Securities

Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company’s business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as traded in the public trading market for such shares. Equity securities generally are either common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy an equity security at a given time for specified price.

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Smaller Companies

The Fund may invest in securities issued by smaller companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, their products or services may be concentrated in one area, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Foreign Securities

The Fund may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social, and economic developments in the foreign country where the security is issued or where the issuer of the security is located; the possible imposition by a foreign government of limits on the ability of the Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; the imposition of other foreign laws or restrictions.

Since the Fund may invest in securities issued, traded, or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio. When deemed advantageous to the Fund, the Investment Manager may attempt, from time to time, to reduce such risk, known as “currency risk,” by using an investment technique called “hedging,” which attempts to reduce or eliminate changes in a security’s value resulting from changing currency exchange rates. Hedging is further described below. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country’s laws will prohibit the return to the U.S. of any monies which the Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the Fund to pay significant amounts, if not all, of the value of the Fund’s investment to the foreign country’s taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States’ actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investor’s, such as the Fund’s, money in the particular country, with no ability to have the money returned to the U.S.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing, and financial reporting standards, and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges brokers, and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt, and participations in foreign government deals. The Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

Emerging Markets Investments

Investments by the Fund in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a

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lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that any favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Hedging and Income Transactions

The Fund may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to the Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the Fund may use may also be used by other mutual funds and institutional investors. When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts (“forward contracts”). However, the Fund may also engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called “Hedging Transactions”).

Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect the Fund’s gains in the value of portfolio securities which have not yet been sold; (iii) to facilitate the sale of certain securities for investment purposes; and (iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the Investment Manager. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the Investment Manager’s expertise in utilizing such techniques. The ability of the Fund to utilize Hedging Transactions successfully cannot be assured. The Fund will seek to comply with applicable regulatory requirements when implementing these strategies, including the segregation of assets by proper notation on the books of the Fund or the Fund’s custodian bank. Hedging Transactions involving futures and options on futures will be purchased, sold, or entered into generally for hedging, risk management, or portfolio management purposes.

The various techniques described above as Hedging Transactions may also be used by the Fund for non-hedging purposes. For example, these techniques may be used to produce income to the Fund where the Fund’s participation in the transaction involves the payment of a premium to the Fund. The Fund may also use a Hedging Transaction if the Investment Manager has a view about the fluctuation of certain indices, currencies, economic changes, or market changes such as a reduction in interest rates.

Hedging Transactions, whether entered into as a hedge or for income, have risks associated with them. These risks include: (i) possible default by the other party to the transaction; (ii) illiquidity; and (iii) to the extent the Investment Manager’s view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. To the extent that the Fund engages in put and call options, it may be exposed to additional risks. Use of put and call options may: (i) result in losses to the Fund; (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values; (iii) limit the amount of appreciation the Fund can realize on its investments; (iv) increase the cost of holding a security and reduce the returns on securities; or (v) cause the Fund to hold a security it might otherwise sell. Furthermore, U.S.

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Government entities, including the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets. As noted above, these and future regulatory developments could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions, which could adversely affect shareholders.

Although the use of futures and options transactions for hedging is intended to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to the Fund because the Fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce the NAV and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions may also reduce the Fund’s total return to investors.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and any related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies, and other instruments. The value of such positions also could be adversely affected by various factors, including: (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the U.S. of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (v) lower trading volume and liquidity.

Currency Transactions

The Fund may from time to time engage in currency transactions with securities dealers, financial institutions, or other parties (each a “Counterparty” and collectively, “Counterparties”) in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

A forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement between the Fund and, typically, a brokerage firm, bank, or other institutional party, to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. In some currency swap agreements, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

The Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the Investment Manager and the Fund believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis. To limit potential leveraging of the Fund’s portfolio, the Fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the Investment Manager correctly to predict which types of investments are likely to produce greater returns. If the Investment Manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates, or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

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The risk of loss to the Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is the loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty. As a result, the Fund is subject to the risk of the inability or refusal to perform such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or Prime-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the Investment Manager. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The Fund will limit its dealings in forward contracts and other currency transactions such as futures, options, options on futures, and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure if the Fund’s exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in

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which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency Hedging Transaction, the Fund will seek to comply with applicable asset segregation requirements.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in the Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Options

Subject to applicable rules and requirements of the CFTC, the Fund may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency, or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and OTC options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

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The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees, and security are negotiated by the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there may be no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Investment Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers (prime brokers), domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of “A-l” from S&P or “Prime-l” from Moody’s, an equivalent rating from any NRSRO or which the Investment Manager determines is of comparable credit quality. The Fund’s liquidity procedures, which have been approved by the Board, view purchased OTC options, and the assets used to cover written OTC options as illiquid. Certain OTC options and assets used to cover such OTC options may be considered liquid (for example, OTC options purchased from a creditworthy counterparty under which the Fund has the contractual right to terminate the option within seven days).

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options also can provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities), and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets and on securities indices, currencies, and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or meet applicable asset segregation requirements. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities), and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and

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futures contracts other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Securities Indices and Other Financial Indices

The Fund may also purchase and sell call and put options on securities indices and other financial indices and in doing so can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement. For non-OTC options, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which may also be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry, or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. For OTC options, physical delivery is specified.

Futures

The Fund may, subject to applicable regulatory rules and requirements, enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, or equity market changes, for hedging, risk management, including duration management, or other portfolio management purposes. Futures are generally bought and sold on the exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument or other asset called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is a portion of the face amount of the contract (but may be higher in some circumstances).

Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward contracts), and any combination of futures, options, and currency transactions, instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Investment Manager, it is in the best interests of the Fund to do so. Although a combined transaction is normally entered into based on the Investment Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective. In addition, a combined transaction will usually contain elements of risk that are present in each of its component transactions.

Certain transactions, such as many Hedging Transactions, other derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a fund to potential losses that, in some cases,

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may exceed the amount originally invested by the fund. To the extent that the Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market or on another relevant basis, to the transaction. The Fund may also, in accordance with guidance provided by the SEC or its staff, cover such transactions by other means, such as entering into an offsetting transaction so that a combined position, coupled with any segregated assets, equals the Fund’s outstanding obligation. The segregation of assets and coverage of transactions are intended to enable the Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund’s exposure to loss.

Illiquid Securities

The Fund may not purchase an illiquid security if, at the time of purchase, the Fund would have more than 15% of its net assets invested in illiquid securities. Until the Fund’s compliance date of June 1, 2019 for new Rule 22e-4 under the 1940 Act, the term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. After such date, the term shall mean any security or investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Indebtedness, Participations, and Trade Claims

From time to time, the Fund may purchase the direct indebtedness of various companies (“Indebtedness”), or participation interests in Indebtedness (“Participations”) including Indebtedness and Participations of Distressed Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, the Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by the Fund may be in the form of loans, notes, or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.

The Fund may also purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The length of time remaining until maturity on the Indebtedness is one factor the Investment Manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. To the extent that the Fund purchases loans from national and state chartered banks or foreign banks, the Fund will normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness may also be acquired.

Participations represent fractional interests in a company’s Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, or certain organizations such as the World Bank which are known as “supranational organizations.” Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Where the Participation involves a direct debtor-creditor relationship between the borrower and the Fund, the company that is the borrower on the loan will be considered by the Fund to be the issuer of the Participation for purposes of the Fund’s concentration policy. Where the Fund purchases Participations from financial institutions, the Fund will treat such financial institution or any other financial intermediary involved in the transaction and the borrower as an issuer for purposes of the Fund’s classification as a diversified company and the Fund’s concentration policy. The Fund may also purchase trade claims and other direct obligations or claims (“Claims”) of Distressed Companies. Indebtedness, Loan Participations, and Claims may be illiquid as described above.

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The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of Participations, such as the Fund, must rely on the financial institution issuing or acting as agent with respect to the Participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of any bank or other financial intermediary issuing the Participation, as well as that of the company issuing the underlying indebtedness. If the Fund purchases a Claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the Claim.

Investment Company Securities

The Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a registered investment company’s purchase of another investment company’s voting securities to 3% of the other investment company’s securities, no more than 5% of a registered investment company’s total assets in any single investment company’s securities, and no more than 10% of a registered investment company’s total assets in all investment company securities, subject to certain exceptions.

Investors should recognize that the Fund’s purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as the Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

Loans of Portfolio Securities

To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund’s total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund’s custodian collateral (consisting of any combination of cash, securities issued by the U.S. Government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. To the extent that the Fund engages in securities lending, the Fund will retain all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower, and will receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Investment Manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Investment Manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Investment Manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Board, i.e., banks or broker-dealers that the Investment Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

Distressed Mortgage Obligations

The Fund may also invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender’s interest in a mortgage granted to a borrower, where the borrower has experienced or will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, the Fund steps into the shoes of the lender from a risk point of view.

As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a single or direct lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower’s ability to make timely payments has been identified as questionable.

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Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the lender takes possession of the real estate, the Fund could become part owner of such real estate. If this happens, the Fund intends to sell the real estate as soon as is practicable, while trying to maximize the return to shareholders. As an owner, the Fund would bear any costs associated with owning and disposing of the real estate, and may also encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that the Fund would be able to profitably dispose of properties in foreclosure.

Real Estate Investment Trust (“REIT”) Investments, Real Estate Management and Development Companies, and Real Estate-Related Risks

The Fund’s equity investments may include investments in shares issued by REITs and real estate management and development companies. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate-related investments. Real estate management and development companies in which the Fund may invest include companies engaged in real estate development, management, and rental and/or direct investment in physical property.

The Fund’s investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes, or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

Repurchase Agreements

The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including satisfying redemption requests from shareholders, waiting for a suitable investment opportunity, or taking a defensive position. To earn income on this portion of its assets, the Fund may invest up to 50% of its total assets in repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. Government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards established by the Board, i.e., banks or broker-dealers that the Investment Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

In the case of a tri-party agreement, the collateral is held by an agent bank. The Investment Manager is responsible for determining the value of the underlying collateral. In the event of default, the Fund may have difficulties with the disposition of any such securities held as collateral.

Rule 144A Securities

In addition to other privately placed unregistered securities, the Fund may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (“144A securities”). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities,

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the 144A securities may be treated as liquid. As permitted by the federal securities laws, the Board has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the Fund may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.

Securities of Companies in the Financial Services Industry

Certain provisions of the federal securities laws permit investment portfolios, including the Fund, to invest in companies engaged in securities-related activities (securities issuers) only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase.

The Fund may also purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met: (i) immediately after the purchase of any securities issuer’s equity and debt securities, the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that securities issuer; (ii) immediately after a purchase of equity securities of a securities issuer, the Fund may not own more than 5% of the outstanding securities of that class of the securities issuer’s equity securities; and (iii) immediately after a purchase of debt securities of a securities issuer, the Fund may not own more than 10% of the outstanding principal amount of the securities issuer’s debt securities.

In applying the gross revenue test, an issuer’s gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer’s gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised. The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

The Fund also is not permitted to acquire any security issued by the Investment Manager or any affiliated company. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the Fund is generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if the Fund and any company controlled by the Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company, except as otherwise permitted under the 1940 Act. Certain state insurance laws impose similar limitations.

Arbitrage Securities and Securities of Distressed Companies

The Fund also seeks to invest in Risk Arbitrage Securities and the securities of Distressed Companies. The Fund may from time to time participate in any such tender or exchange offers in which such companies are involved. A tender offer is an offer by the company itself or by another company or person to purchase a company’s securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company’s securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which the Fund may invest in Risk Arbitrage Securities or in Distressed Companies, the Fund does not presently anticipate committing more than 50% of its total assets to such investments. In addition to typical equity and debt investments, the Fund’s investments in Distressed Companies may include Indebtedness, Participations, and Trade Claims, as further described on page 15.

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Short Sales

The Fund may make short sales of securities. In a short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales: (i) as a form of hedging to offset potential declines in long positions in similar securities; (ii) in order to maintain portfolio flexibility; and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer (prime broker) maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked-to-market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The total value of assets deposited for collateral may not exceed 33 1/3% of the Fund’s total assets. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer (prime broker) or the Fund’s custodian bank, usually cash, U.S. Government securities, or other high grade liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to any differential between the replacement price and the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the Fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when the Fund replaces the borrowed security by buying the security in the securities markets, the Fund may pay more for the security than it has received from the purchaser in the short sale. The Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

Temporary Investments

When the Investment Manager believes market or economic conditions are unfavorable for investors, the Investment Manager may invest up to 100% of the Fund’s total assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents, or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments may include short-term debt securities such as obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and high quality commercial paper issued by banks or other U.S. and foreign issuers, as well as money market mutual funds. The Investment Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities.

Policies and Procedures Regarding the Release of Portfolio Holdings Information

The Fund believes that the ideas of the Investment Manager’s investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund’s portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Fund has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. The policies and procedures relating to disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation or useful to the Fund’s shareholders without compromising the integrity or performance of the Fund.

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The Fund’s overall policy with respect to the release of portfolio holdings information is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Investment Manager will not make available to anyone non-public information with respect to the Fund’s portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current regulation, the Investment Manager releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

Exceptions to the portfolio holdings release policy described above will be made only when: (i) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (ii) the recipient is subject to a duty of confidentiality; and (iii) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund’s fiduciary duties.

The Fund’s non-public portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operation that the Fund has retained them to perform (collectively, “service providers”). Currently, the service providers are, (i) the Investment Manager, who manages the Fund’s portfolio, and has regular and continuous access to the Fund’s portfolio holdings, (ii) the Administrator, Custodian, and Fund Accountant as well as proxy voting services (Broadridge), trading system (Bloomberg), and portfolio accounting system (FIS/ImPower), all of which have access to the Fund’s non-public portfolio holdings information on an ongoing basis, and (iii) the members of the Board, officers, Foreside Fund Services, LLC (“Foreside” or the “Distributor”), Foreside Fund Officer Services, LLC (f/k/a/Foreside Compliance Services, LLC) (“FFOS”), mailing services and financial printers, Fund counsel, and the Fund’s independent registered public accounting firm who also receive non-public portfolio holdings information on an as-needed basis. In general, the service providers receive portfolio holdings as described above with little or no lag between the date of the information and the date of which the information is disclosed to the service provider. For example, the Fund Accountant receives portfolio transactions and holdings information daily with no lag to allow the Fund Accountant to accurately calculate the NAV of the Fund.

The Investment Manager may also disclose non-public portfolio holdings to additional entities in the future, including but not limited to: data consolidators (including rating agencies), fund rating/ranking services, and other data providers, and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets (collectively, “Potential Recipients”). The frequency with which complete portfolio holdings may be disclosed to a Potential Recipient, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Potential Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Potential Recipient varies and may be as frequent as daily, with no lag.

Service providers are subject to a duty of confidentiality pursuant to contract, applicable policies and procedures, or professional code and may not disclose non-public portfolio holdings information unless specifically authorized. In some cases, a service provider may be required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

•	The recipient agrees to keep confidential any portfolio holdings information received.
•	The recipient agrees not to trade on the non-public information received.
•	The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from the Investment Manager.

It is anticipated that Potential Recipients will be subject to similar obligations of non-disclosure.

In no case does the Fund or the Investment Manager receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Before any non-public disclosure of information about the Fund’s portfolio holdings to a Potential Recipient is permitted, the Fund’s President or Executive Vice President (collectively, an “Executive Officer”) must determine that

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the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security.

The Fund has established procedures to ensure that its portfolio holdings information is only disclosed in accordance with these policies. Only an Executive Officer of the Fund may approve the disclosure of non-public information to

Potential Recipients that are not service providers, and then only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Fund’s affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Fund’s Executive Officer may make approved disclosures of portfolio holdings information to authorized recipients. The Fund reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund’s policy and any applicable non-disclosure agreement.

The Fund’s Chief Compliance Officer (“CCO”) monitors the Fund’s compliance with this disclosure policy and will annually review information regarding the identity of each Potential Receipt or other authorized party that receives information regarding Fund portfolio holdings prior to public dissemination. The CCO will review the frequency with which a Potential Recipient receives such information and the business purpose for which the disclosure is made.

In order to help facilitate the Board’s determination that non-public portfolio holdings disclosure to service providers and Potential Recipients prior to public dissemination is in the best interests of Fund shareholders, the CCO will make an annual report to the Board on such disclosure and any recommended material changes to the policy. In addition, the Board will receive any interim reports that the CCO may deem appropriate. The Fund’s portfolio holdings release policy has been approved by the Board and any material amendments shall be reviewed and approved by the Board. Any conflict of interest identified between the interests of shareholders on the one hand and those of the Investment Manager, the Distributor, or any affiliated person of the Fund, on the other, that are not resolved under applicable professional codes or other policies and procedures of the service providers and that may arise as a result of the disclosure of non-public portfolio holdings information will be reported to the Board for appropriate action.

OFFICERS AND DIRECTORS

Officers and Directors

The Board is responsible for managing the Fund’s business affairs and exercising all of the Fund’s powers except those reserved for shareholders. The following table gives information about each Board member and the senior officers of the Fund. Each Director and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years.

Name, Year Born, and Address	Position	Length of Time Served(1)	Principal Occupation During Past 5 Years and Other Relevant Experience(2)	Other Directorships Held During the Past 5 Years
Independent Directors
Nathan Adler Year Born: 1938 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Retired. Consultant to Ernst & Young from 2000–2003; Partner, Ernst & Young 1972–2000.	None

Bradden Backer Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director/ Chairman	Since 2005	Attorney, Albrecht Backer, Labor and Employment Law, S.C., since 2009.	None

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Name, Year Born, and Address	Position	Length of Time Served(1)	Principal Occupation During Past 5 Years and Other Relevant Experience(2)	Other Directorships Held During the Past 5 Years

John Y. Keffer Year Born: 1942 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Chairman, Atlantic Fund Administration, LLC (a fund services company) since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Holdings Corp. I since 1997.	Forum Funds, Forum Funds II, Forum ETF Trust, U.S. Global Investors Funds (all registered investment companies)

John Wakely Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Owner of the Angel’s Share Ltd. (luxury goods and beverage sector consultants, previously L&B Advisors) since 2003.	None

Officers
Richard J. Berthy Year Born: 1958 Three Canal Plaza, Suite 100 Portland, ME 04101	President	Since 2009	Chief Executive Officer, Foreside Financial Group, LLC since 2012; President, Foreside Financial Group, LLC from 2008–2012.	Not Applicable

David J. Winters Year Born: 1962 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President	Since 2005	Managing Member and Chief Executive Officer of Wintergreen Advisers, LLC since 2005.	Not Applicable

Elizabeth N. Cohernour Year Born: 1950 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President/ Secretary	Since 2005	Chief Operating Officer of Wintergreen Advisers, LLC since 2005.	Not Applicable

Steven Graff Year Born: 1973 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2005	Business Operations and Technology, Wintergreen Advisers, LLC, since 2005.	Not Applicable

Julie Walsh Year Born: 1970 10 High Street, Suite 302 Boston, MA 02110	Chief Compliance Officer and Anti- Money Laundering Officer	Since 2013	Managing Director, Foreside Fund Officer Services, LLC (f/k/a/ Foreside Compliance Services, LLC) since 2010.	Not Applicable

Trudance L.C. Bakke Year Born: 1971 Three Canal Plaza Suite 100 Portland, ME 04101	Treasurer	Since 2009	Chief Financial Officer, Foreside Financial Group, LLC, since 2011.	Not Applicable

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Name, Year Born, and Address	Position	Length of Time Served(1)	Principal Occupation During Past 5 Years and Other Relevant Experience(2)	Other Directorships Held During the Past 5 Years

Kevin Graff Year Born: 1978 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Assistant Vice President	Since 2010	Portfolio Operations and Technology, Wintergreen Advisers, LLC, since 2006.	Not Applicable

Andrew Lasecki Year Born: 1987 615 E. Michigan Street Milwaukee, WI 53202	Vice President and Assistant Secretary	Since 2016	Compliance Officer, U.S. Bancorp Fund Services, LLC, since 2013.	Not Applicable
(1)

Messrs. Adler and Backer were elected by written consent of the sole shareholder of the Fund on September 9, 2005. Messrs. Wakely and Keffer were elected by unanimous vote of the full Board, including a majority of the Directors who are not “interested person” (as defined in the 1940 Act) of the Fund (the “Independent Directors”) and written consent of the sole shareholder of the Fund, on September 29, 2005.

(2)

The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as Director.

Leadership Structure and the Board of Directors

The Board is responsible for managing the business affairs of the Fund and exercising all of its powers except those reserved for shareholders. The Board is currently composed of four Directors, all of whom are Independent Directors. In addition to the four (4) regularly scheduled meetings of the Board each year, the Independent Directors meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Fund. These sessions generally occur prior to scheduled Board meetings and at such other times as the Independent Directors may deem necessary. As discussed in further detail below, the Board has established three standing committees to assist the Board in performing its oversight responsibilities. The Board has engaged the Investment Manager to manage the Fund and is responsible for overseeing the Investment Manager and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws.

The Fund’s Amended and Restated By-Laws do not set forth any specific qualifications to serve as a Director. The Nominating Committee Charter also does not set forth any specific qualifications, but does set forth certain factors that the Nominating Committee may take into account in evaluating potential conflicts of interest. In evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund. The Board has appointed an Independent Director, Mr. Bradden Backer, to serve in the role of Chairman. The Chairman’s role is to set the agenda at each Board meeting, preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be provided by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s charter documents, the designation of Chairman does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Among the attributes or skills common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Investment Manager, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Fund, public companies or other organizations as set forth above. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. In addition to the attributes described above, the

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professional background of each of the Fund’s directors brings a meaningful mix of expertise to the Board as a whole. For example, Mr. Adler has over 40 years of financial and accounting experience and was a partner at a major accounting firm for much of that time, Mr. Backer has great depth of experience with many regulatory and legal matters as a partner in an employment law firm, Mr. Wakely has wide-ranging experience with a variety of investment matters, including matters related to luxury good companies, and Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund services company. The Fund believes these experiences make the Directors uniquely qualified to serve on the Board.

The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Fund, including factors such as the Fund’s investment strategy and style, the net assets of the Fund, the committee structure of the Fund, and the management, distribution and other service arrangements of the Fund. The Board believes that current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, Board committees and the full Board in a manner that enhances effective oversight. The Board believes that having all of its members be Independent Directors is appropriate and in the best interest of the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Fund’s management, the Investment Manager and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Investment Manager, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board periodically reviews valuation policies applicable to valuing the Fund shares and has established a valuation committee consisting of Directors, officers and representatives of the Investment Manager. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Board Committees

The Board maintains three standing committees: the Audit Committee, the Valuation Committee, and the Nominating Committee. The Audit Committee and Nominating Committee are composed solely of the Independent Directors. The Audit Committee is generally responsible for recommending the selection of the Fund’s independent registered public accounting firm (“auditors”), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal accounting. During the fiscal year ended December 31, 2016, the Audit Committee met three times. The Nominating Committee is generally responsible for nominating candidates for non-interested Board member positions and presenting such nominations to the Board. When vacancies arise or elections are held, the Nominating Committee shall review candidates for and make nominations of, directors to the Board. The Nominating Committee Charter does not contemplate the acceptance of candidates from shareholders. During the fiscal year ended December 31, 2016, the Nominating Committee did not meet. The Valuation Committee is generally responsible for ensuring that the securities, other assets and liabilities of the Fund are valued properly, fairly and in accordance with the Fund’s Statement of Procedures for the Valuation of Portfolio Securities. During the fiscal year ended December 31, 2016, the Valuation Committee did not meet. The following table presents the membership of the standing committees:

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Committee	Members

Audit Committee	Nathan Adler, Chairman Bradden Backer John Wakely

Valuation Committee	John Wakely, Chairman Nathan Adler Bradden Backer John Y. Keffer Trudance L.C. Bakke Richard J. Berthy David J. Winters Julie Walsh

Nominating Committee	Bradden Backer, Chairman Nathan Adler

Compensation

The Fund pays each Independent Director $40,000 per year. The Fund does not compensate any Director who is an “interested person” (as defined in the 1940 Act) of the Fund, and it does not maintain for any Director any deferred compensation, pension or retirement plans. No pension or retirement benefits are accrued as Fund expenses. Board members are reimbursed by the Fund for expenses incurred in connection with attending Board meetings and educational seminars. The following table provides the total fees paid to Board members by the Fund for the year ended December 31, 2016.

Independent Directors	Aggregate Compensation from the Fund
Nathan Adler	$40,000
Bradden Backer	$40,000
John Y. Keffer	$40,000
John Wakely	$40,000

The following table provides the dollar range of shares beneficially owned by the Board members of the Fund on December 31, 2016 using the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and Over $100,000.

Name	Dollar Range of Shares in the Fund
Nathan Adler	Over $100,000
Bradden Backer	$50,001 - $100,000
John Y. Keffer	None
John Wakely	$50,001 - $100,000

CODES OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

The Fund, the Investment Manager, and Foreside Financial Group, LLC on behalf of each of its subsidiaries have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics may restrict certain personnel from investing in securities that are being considered for the Fund or that are currently held by the Fund.

The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Investment Manager, Wintergreen Advisers, LLC, in accordance with the Proxy Voting Policies and Procedures (“Proxy Policies”) adopted by the Investment Manager.

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The recommendation of management on any issue is a factor which the Investment Manager considers in determining how proxies should be voted, but is not determinative of the Investment Manager’s ultimate decision. As a matter of practice, the Fund votes with respect to most issues in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment Manager’s Proxy Voting Policies and Principles

The Investment Manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the Investment Manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

General Policy

The general policy is to vote proxy proposals, consents or resolutions relating to securities (collectively, “proxies”), in a manner that serves the best interests of the Fund, as determined by the Investment Manager in its discretion, taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;
•	the anticipated costs and benefits associated with the proposal;
•	the effect on liquidity;
•	whether the proxies fairly compensate management for past and present performance; and
•	customary industry and business practices.

Ratification of Auditors

The Investment Manager will generally vote for the approval of auditors and proposals authorizing the Board to fix auditor fees, unless:

•	the Investment Manager has serious concerns about the accounts presented or the audit procedures used;
•	the auditors are being changed without explanation; or
•	the Investment Manager has reasons to question the independence of the auditors.

Management & Director Ownership Issues

The Investment Manager will generally vote for proposals that require management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of management’s interests with the interests of the company’s shareholders. However, the Investment Manager will generally vote against proposals for stock options or other compensation that grant an ownership interest for management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other shareholders of the company.

Anti-Takeover Mechanisms and Related Issues

The Investment Manager will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including “poison pills.” Examples of “poison pills” include:

a.	large increases in the amount of stock authorized but not issued;
b.	blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date without further action by the shareholders);
c.	compensation that would act to reward management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or “golden parachutes”;
d.	fixed price amendments that require a certain price to be offered to all shareholders based on a fixed formula; and
e.	greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

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The Investment Manager will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

a.	require that golden parachutes or golden handcuffs be submitted for ratification by the shareholders; and
b.	to opt out of state anti-takeover laws deemed by the Investment Manager to be detrimental.

The Investment Manager will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

Changes to Capital Structure

The Investment Manager will generally vote for proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either:

(i)	establish a class or classes of shares or interests with terms that may disadvantage the class held by the Fund;
(ii)	result in disproportionate voting rights for preferred shares or other classes of shares or interests; or
(iii)	provide an excessive number of shares for an employee savings plan, stock option plan, or executive compensation plan.

Mergers and Corporate Restructuring

Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The Investment Manager will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Investment Manager believes will offer fair value to the Fund.

Social and Corporate Policy Issues

The Investment Manager will vote proxies relating to social and environmental issues on a case-by-case basis.

The Investment Manager will generally vote against any proposals that place arbitrary restrictions on the company’s ability to invest, market, enter into contractual arrangements, or conduct other activities. The Investment Manager will also generally vote against proposals:

•	to bar or restrict charitable contributions; or
•	to limit corporate political activities.

Global Corporate Governance

Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the Investment Manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the Investment Manager cannot process proxies, for example, where a meeting notice was received too late or sell orders preclude the ability to vote. The Investment Manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the Investment Manager is not given adequate information from the company.

Conflicts

At times, conflicts may arise between the interests of one or more of the Investment Manager’s clients, on the one hand, and the interests of the Investment Manager or its affiliates, on the other hand. If the Investment Manager determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Investment Manager shall submit the vote to the Chairman of the Fund for determination. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Fund as defined in the 1940 Act. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Investment Manager or independent third parties that evaluate proxy proposals.

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Shareholders may view the complete Proxy Policies online at www.wintergreenfund.com. Alternatively, shareholders may request copies of the Proxy Policies free of charge by calling the Fund toll-free at (888) GOTOGREEN (888-468-6473) or by sending a written request to: Wintergreen Fund, Inc. at P.O. Box 701, Milwaukee, WI 53201-0701. Copies of the Fund’s proxy voting records reflecting the most recent twelve-month period ended June 30 are available online at www.wintergreenfund.com, and are posted on the SEC website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED

The Investment Manager is Wintergreen Advisers, LLC. David J. Winters is the managing member of Wintergreen Advisers, LLC. Subject to the general supervision of the Board, the Investment Manager provides investment advisory services to the Fund pursuant to the Advisory Agreement between the Fund and the Investment Manager. The Investment Manager, located at 333 Route 46 West, Suite 204, Mountain Lakes, New Jersey 07046, is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Manager is responsible for developing the investment policies and guidelines for the Fund.

The Investment Manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold, or sell. The Investment Manager also selects the brokers who execute the Fund’s portfolio transactions. The Investment Manager provides periodic reports to the Board, which reviews and supervises the Investment Manager’s investment activities.

The Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Board who are not parties to the Advisory Agreement or interested persons of any such party.

The Advisory Agreement is terminable without penalty by the Board or by majority vote of the Fund’s outstanding voting securities (as defined by the 1940 Act) on 60 days written notice by either party and will terminate automatically upon assignment.

The Investment Manager and its affiliates manage other pooled investment funds. The Investment Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of the Fund. Similarly, with respect to the Fund, the Investment Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling, any security that the Investment Manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Investment Manager is also not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund and the Investment Manager have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, but are restricted from purchasing securities that are being considered for the Fund or that are currently held by the Fund. The personal securities transactions of access persons of the Fund and the Investment Manager will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management Fees

The Investment Manager is entitled to receive from the Fund a fee equal to an annual rate of 1.50% of the aggregate average daily net assets of the Fund.

The fee is computed at the close of business on the last business day of each month according to the terms of the Advisory Agreement.

The Investment Manager has voluntarily agreed to waive its investment management fee or reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses (including investment management fees and other fees but excluding interest, taxes and brokerage expenses) for Investor Class and Institutional Class shares do not exceed 1.95% and 1.70%, respectively, of the average daily net assets of such shares. Table 1 in Appendix A shows the dollar amount of the fees payable by the Fund to the Investment Manager, the amount of fees waived and/or expenses reimbursed by the Investment Manager, and the actual fees received by the Investment Manager. The data is for the past three fiscal years.

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PORTFOLIO MANAGER

David J. Winters, the managing member of Wintergreen Advisers, LLC is primarily responsible for the management of the Fund’s portfolio and has responsibility for the day-to-day management of the Fund.

David J. Winters is the Portfolio Manager of the Fund. As of December 31, 2016, Mr. Winters did not manage any other registered investment companies. Mr. Winters also manages two other pooled investment vehicles which as of December 31, 2016 had approximately $67 million in net assets. These pooled investment vehicles pay a portion of the management fee payable to the Investment Manager out of net profits, which may be characterized as a fee based on account performance. From time to time, the Investment Manager may offer co-investment opportunities to one or more investors or third parties. These co-investors may pay the Investment Manager a fee based on account performance.

Ownership of Fund Shares

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2016
David J. Winters	Over $1,000,000

Conflicts

As an investment adviser and fiduciary, the Investment Manager owes its clients a duty of loyalty. In recognition of the fact that conflicts of interest are inherent in the investment management business, the Investment Manager has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients, and allocation of investment opportunities. All employees of the Investment Manager are subject to these policies.

The Investment Manager has adopted a code of ethics that is designed to detect and prevent conflicts of interest when personnel own, buy, or sell securities which may be owned, bought, or sold for clients. Personal securities transactions may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by a client. As a general matter, the Investment Manager’s personnel are not permitted to engage in transactions for their personal accounts in securities that are owned by clients, being bought, sold, or considered for purchase or sale by clients. Subject to reporting requirements and other limitations in the code of ethics, the Investment Manager permits its employees to engage in personal securities transactions in non-client securities and to acquire shares of the Fund. The Investment Manager’s code of ethics requires disclosure of all personal accounts and pre-clearance of all securities transactions.

The Portfolio Manager manages multiple portfolios for multiple clients. These accounts presently include private pooled investment vehicles and other commingled funds. The Portfolio Manager may have responsibility for managing the investments of multiple accounts with a common investment strategy or several investment styles. Accordingly, client portfolios may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for the Fund based on its investment objective, policies, practices, cash flows, tax, and other relevant investment considerations. Consequently, the Portfolio Manager may purchase or sell securities for one client portfolio and not another client portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager may place transactions on behalf of other clients that are directly or indirectly contrary to investment decisions made on behalf of the Fund, which has the potential to adversely impact the Fund, depending on market conditions. In addition, some of these other client account structures may have fee structures, such as performance based fees, that differ (and may be higher than) the Fund. Accordingly, conflicts of interest may arise when the Investment Manager has a particular financial incentive, such as a performance-based fee, relating to an account.

The Investment Manager has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts and the allocation of investment opportunities. The Investment Manager reviews investment decisions for the purpose of ensuring that all accounts with substantially similar

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investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, the Investment Manager’s allocation procedures specify the factors that are taken into account in making allocation decisions and require that, to the extent that orders are aggregated, the client orders are price averaged. Finally, the Investment Manager’s procedures also require objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts. These areas are monitored by the Investment Manager’s Chief Compliance Officer.

Information Concerning Compensation of the Portfolio Manager

The Fund pays the Investment Manager a fee based on its average daily net assets under management as set forth in the Advisory Agreement. The Investment Manager pays its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Fund. The Investment Manager’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The Investment Manager’s compensation of the Portfolio Manager includes a fixed base salary and incentive components. It is expected that the Portfolio Manager will receive an incentive payment based on the revenues earned by the Investment Manager from the Fund and from any other client accounts. It is expected that the incentive compensation component with respect to all portfolios managed by the Portfolio Manager can, and typically will represent a significant portion of the Portfolio Manager’s overall compensation, and can vary significantly from year to year.

The Distributor

Distributor; Services and Compensation of Distributor

Foreside Fund Services, LLC (“Foreside” or the “Distributor”), the distributor (also known as principal underwriter) of the Fund, is located at Three Canal Plaza, Suite 100, Portland, ME 04101. Foreside is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. Mr. Berthy, the Fund’s President and Principal Executive Officer, is an affiliate of the Fund and the Distributor as he serves as an officer of both.

Under its agreement with the Fund (the “Distribution Agreement”), Foreside acts as the agent of the Fund in connection with the offering of shares. Foreside continually distributes shares on a best efforts basis. Foreside has no obligation to sell any specific quantity of shares. Foreside, its affiliates, and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

Foreside may be entitled to payments from the Investor Class of the Fund under the Rule 12b-1 plan, as discussed below. Foreside receives no other compensation from the Fund for acting as distributor.

Foreside may enter into arrangements with various broker-dealers, banks, or other financial institutions through which investors may purchase or redeem shares. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares are sold without a sales charge or distribution fees. These financial institutions may otherwise act as processing agents and will be responsible for promptly transmitting purchase, redemption, and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cut-off times, and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution’s procedures and read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Distribution Plan

In accordance with Rule 12b-1 under the 1940 Act, the Fund has adopted a distribution plan (the “Plan”) with respect to the Fund’s Investor Class shares. Under the Plan, the Fund may reimburse the Distributor for the distribution expenses incurred by the Distributor on behalf of the Fund’s Investor Class shares at an annual rate of up to 0.25% of the Investor Class shares’ average daily net assets.

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The Plan provides that Foreside may incur expenses for any distribution-related purpose it deems necessary or appropriate, including: (i) any sales, marketing, and other activities primarily intended to result in the sale of Investor Class shares of the Fund; (ii) reviewing the activity in Investor Class accounts; (iii) providing training and supervision of the Fund’s personnel; (iv) maintaining and distributing current copies of prospectuses and shareholder reports; (v) advertising the availability of its services and products; (vi) providing assistance and review in designing materials to send to customers and potential customers and developing methods of making such materials accessible to customers and potential customers; (vii) responding to customers’ and potential customers’ questions about the Fund; (viii) compensating other persons for providing assistance in distributing shares; (ix) reimbursement to the Investment Manager for the Investment Manager’s distribution related expenses, including expenses of employees of the Investment Manager who train or educate others with respect to the Fund and the investment techniques employed to achieve the Fund’s investment objective; and (x) compensating other persons for providing ongoing account services (including establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders). Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses of the Distributor, and various financial institutions or other persons who engage in or support the distribution of Investor Class shares of the Fund, or who respond to shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports, and other periodic reports for use in connection with the offering or sale of shares of the Fund to any prospective investors; and the costs of preparing, printing, and distributing sales literature and advertising materials used by the Distributor or others in connection with the offering of shares of the Fund for sale to the public.

The Plan requires the Fund and Foreside to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The Plan further provides that it may not be amended to materially increase the costs, which the Investor Class shares of the Fund bears for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by a majority of Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The Plan may be terminated at any time by a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or by shareholders of the Investor Class.

Table 2 in Appendix A shows the dollar amount of the expenses paid by the Investor Class shares of the Fund to Foreside for distribution fees accrued, the amount of the distribution reimbursements paid out by Foreside, and the amount of distribution accrual carried forward. The data is for the past three fiscal years.

Compliance Services

Under a Compliance Services Agreement (the “Compliance Agreement”) with the Fund, FFOS, an affiliate of Foreside, provides a CCO, AML Compliance Officer, a Principal Executive Officer (the “President”), and a Principal Financial Officer (the “Treasurer”) to the Fund, as well as certain additional compliance support functions (collectively, “Compliance Services”). Certain Fund officers are also officers or employees of FFOS. In addition, the President is a control person and an officer of the Distributor.

Under the Compliance Agreement, FFOS receives a fee from the Fund for the Compliance Services provided, paid monthly in arrears.

The Compliance Agreement continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Fund or by FFOS on 60 days written notice to the other party. The provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

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Under the Compliance Agreement, FFOS is not liable to the Fund or its shareholders for any act or omission, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FFOS and certain related parties (such as FFOS’s officers and persons who control FFOS) are indemnified by the Fund against any and all claims and expenses related to FFOS’s actions or omissions, except for any act or omission resulting from the FFOS’s willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 4 in Appendix A shows the dollar amount of the fees accrued by the Fund to FFOS for Compliance Services, the amount of the fee waived by FFOS, if any, and the actual fees received by FFOS. The data is presented for the past three fiscal years.

Administration, Fund Accounting, and Transfer Agency Services Agreements

Administration:

U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s administrator. As administrator, USBFS provides, among other things, all necessary bookkeeping, financial statements, and federal, state, and local tax returns. Under its Fund Administration Servicing Agreement with the Fund, USBFS is paid a customary fee for its services.

Table 5 in Appendix A shows the dollar amount of the administration fees accrued by the Fund, the amount of the administration fees waived by USBFS, if any, and the actual administration fees received by USBFS. The data is presented for the past three fiscal years.

Fund Accountant and Transfer Agent:

USBFS serves as the fund accountant and transfer agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement among the Fund, the Investment Manager (with respect to the compensation section only), and USBFS. Under the Fund Accounting Servicing Agreement, USBFS provides portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services, and compliance control services. USBFS receives a fund accounting fee which is billed on a monthly basis.

Table 6 in Appendix A shows the dollar amount of the fund accounting fees accrued by the Fund, the amount of the fund accounting fees waived by USBFS, if any, and the actual fund accounting fees received by USBFS. The data is presented for the past three fiscal years.

Under the Transfer Agent Servicing Agreement, USBFS provides all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (i) receiving and processing orders to purchase or redeem shares; (ii) mailing shareholder reports and prospectuses to current shareholders; and (iii) providing blue sky services to monitor the number of Fund shares sold in each state. USBFS receives a transfer agent fee which is billed on a monthly basis.

Custodian

J.P. Morgan Chase Bank, N.A. (the “Custodian”), the custodian of the Fund’s assets, is located at 383 Madison Avenue, Floor 11, New York, NY 10179. As custodian of the Fund’s assets, the Custodian is responsible for handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, and safekeeping and controlling the Fund’s cash and securities. The Custodian may employ sub-custodians to provide custody of the Fund’s domestic and foreign assets pursuant to Rule 17f-7 under the 1940 Act.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 1700 Market Street, 26th Floor, Philadelphia, PA 19103, is the independent registered public accounting firm of the Fund and is responsible for auditing the financial statements of the Fund. The audited financial statements of the Fund for its fiscal year ended December 31, 2016 and the report of Deloitte & Touche LLP are incorporated herein by reference to the Fund’s annual report. The 2016 annual report was filed on Form N-CSR with the SEC on March 1, 2017. The annual report is available without charge upon request by calling (888) GOTOGREEN (888-468-6473), or visiting the Fund’s website at www.wintergreenfund.com, or www.sec.gov.

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PORTFOLIO TRANSACTIONS

The Investment Manager selects brokers and dealers to execute the Fund’s portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, the Investment Manager seeks to obtain “best execution”— the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker-dealer, and low relative commission rates with the view of maximizing value for the Fund and the Investment Manager’s other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the Investment Manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The Investment Manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the Investment Manager believes that trading on a principal basis will provide best execution. Purchases of securities from underwriters or dealers will include a commission paid by the issuer to the underwriter or dealer.

Portfolio Turnover

The portfolio turnover rate is calculated by dividing the lesser of the annual sales or purchases of portfolio securities by the monthly average value of the portfolio securities held by the Fund during the year (excluding all securities whose maturities or expiration dates at the time of acquisition were one year or less). A high portfolio turnover may result in higher brokerage costs and additional capital gains taxes. Table 8 in Appendix A shows the Portfolio Turnover rate for the Fund for the past three fiscal years.

Commissions Paid

Table 9 in Appendix A shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Investment Manager. The data presented are for the past three fiscal years.

The Investment Manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Investment Manager’s overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as “soft dollars.” Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the Investment Manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national, or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Investment Manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the Investment Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. It is not anticipated that the receipt of these products and services will reduce the Investment Manager’s research activities in providing investment advice to the Fund.

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As long as it is lawful and appropriate to do so, the Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. The Fund may obtain other services from brokers in connection with the Fund’s investment transactions with such brokers. Such services will be limited to services that would otherwise be a Fund expense.

If purchases or sales of securities of the Fund and one or more other clients managed by the Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases, it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

Because the Fund may, from time to time, invest in broker-dealers or their parent company, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers or their parent companies through whom the Fund placed portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person or an affiliate of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the Board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

Table 7 in Appendix A lists the Fund’s regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the Fund’s most recent fiscal year. Table 7 also includes the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year end.

TAXATION OF THE FUND

Qualification as a Regulated Investment Company

The Fund will elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) in the manner required under the Code. The Fund intends to distribute annually all of its investment company taxable income and net capital gain and therefore does not expect to pay federal income tax, although in certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, or net income derived from interests in certain qualified publicly traded partnerships, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its total assets is invested in (A) the securities of (other than U.S. Government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trade or business, or (B) the securities of one or more qualified publicly traded partnerships.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the Internal Revenue Service

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determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. In addition, any such under-distribution of income might cause the Fund to fail to satisfy the income requirement and thereby not qualify as a regulated investment company for such taxable year.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), which changed various technical rules governing the tax treatment of regulated investment companies, including rules governing capital loss carryforwards, was enacted. Under the Modernization Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital loss as was the case under pre-enactment law.

As of December 31, 2016, the Fund did not have any net capital loss carry forwards for income tax purposes.

Excise Tax

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company’s “required distribution” for the calendar year ending within the regulated investment company’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if the Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by the Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which the Fund pays income tax for the taxable year ending in the calendar year. Although the Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the Fund may determine that it is in the interest of shareholders to distribute a lesser amount.

Certain Tax Rules Applicable to the Fund’s Transactions

Certain listed options, regulated futures contracts, and forward contracts are considered “section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be “marked-to-market” and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts (other than certain foreign currency contracts) generally will be considered 60% long-term and 40% short-term capital gain or loss.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

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Sale or Redemption of Shares

In general, you will recognize a gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the Fund shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

ORGANIZATION, VOTING RIGHTS, AND PRINCIPAL HOLDERS

The Fund is an open-end management investment company, commonly called a mutual fund. The Fund was organized as a Maryland corporation on May 5, 2005, and is registered with the SEC. Shares are presently offered in two classes: Investor Class shares and Institutional Class shares.

Institutional Class shares held by a shareholder that is no longer eligible to own such shares may be converted to Investor Class shares from time to time upon written instruction from the Fund to the Fund’s Transfer Agent, provided that (1) the shareholder is given prior notice of the proposed conversion and (2) the conversion is effected on the basis of the relative net asset values of the two Classes without the imposition of any sales load, exchange fee or other charge.

Shareholders who hold Investor Class shares that are eligible to own Institutional Class shares may convert their Investor Class shares into Institutional Class shares by providing notice to the Fund’s Transfer Agent on the basis of the relative net asset values of the two Classes without the imposition of any sales load, exchange fee or other charge if the account is held directly with the Fund. If the account is held through a financial intermediary, then the intermediary may separately charge a fee to the shareholder. Any such conversion will occur at the respective net asset values of the share Classes next calculated after the Fund’s receipt of the investor’s request in good order.

Each class of the Fund has noncumulative voting rights. For Board member elections, this gives holders of more than 50% of the shares the ability to elect all of the members of the Board. If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board. Each Class of the Fund has equal dividend, distribution, and liquidation rights, but the Investor and Institutional Class shares have different rights and privileges. Each Class of shares shall have (a) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements; (b) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class; and (c) in all other respects, the same rights and obligation as the other class.

The Fund does not intend to hold annual shareholder meetings and is not required to. The Fund may hold special meetings, however, for matters requiring shareholder approval. A special meeting may also be called by the Board and certain officers in their discretion.

Fund Ownership As of March 31, 2017, the percentage of Fund shares owned in the aggregate by all members of the Board and officers of the Fund was less than 1% of the outstanding shares of the Investor Class, and approximately 4.7% of the outstanding shares of the Institutional Class.

As of March 31, 2017, certain shareholders of record owned 5% or more of the outstanding shares of the Fund. Shareholders known by the Fund to own of record or beneficially own 5% or more of the outstanding shares of the Fund are listed in Table 10 in Appendix A.

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From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of March 31, 2017, the following shareholders controlled a Class of the Fund (“control” for this purpose is the beneficial ownership of 25% or more of a Class of the Fund’s voting securities):

Wintergreen Fund – Investor Class

Name and Address	% Ownership	Nature of Ownership
Charles Schwab & Co., Inc. For The Exclusive Benefit of Its Customers 211 Main Street San Francisco, CA 94105	35.25%	Record

National Financial Services LLC For The Exclusive Benefit Of Its Customers 200 Liberty Street New York, NY 10281	29.86%	Record

BUYING AND SELLING SHARES

An investor who wishes to buy shares of the Fund should determine or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisers to obtain information on the rules applicable to these transactions. Investors who do not have a valid U.S. address will not be permitted to purchase Fund shares.

All checks, drafts, wires, and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. The Fund may deduct any applicable banking charges from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $25 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the NAV determined on the business day following the dividend record date (sometimes known as the “ex-dividend date”). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Investment by Asset Allocators

The Fund permits investment in the Fund by certain asset allocators (“Asset Allocators”) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Investment Manager, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor the Investment Manager, nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

Other Payments

The Investment Manager may, at its own expense, pay certain financial institutions (which may include banks, brokers, securities dealers, and other industry professionals), a fee for providing distribution-related services and/or for certain administrative/shareholder servicing functions performed for the benefit of Fund shareholders. Such compensation may include financial assistance to dealers that enable the Investment Manager to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

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Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Investment Manager makes payments for events it deems appropriate, subject to the Investment Manager’s guidelines and applicable law.

You can ask your dealer for information about any payments it receives from the Investment Manager and any services provided.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your Fund shares and receive regular payments from your account on a monthly, quarterly, or annual basis. The value of your Investor Class account must be at least $10,000 for regular accounts and $3,000 for retirement accounts and the minimum payment amount for each withdrawal must be at least $50. The combined value of your Institutional Class account(s) must continue to meet the Institutional Class minimum of $100,000, and the minimum payment amount for each withdrawal must be at least $50. If the Institutional Class account(s) subject to the Systematic Withdrawal Plan fall below the Institutional Class minimum amount of $100,000, then the account(s) may be converted to Investor Class shares as described in the section of the Prospectus entitled “Converting from Institutional Class to Investor Class Shares.” For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, the Fund will redeem an equivalent amount of shares in your account on the day of the month you have indicated. If that day falls on a weekend or holiday, the Fund will process the redemption on the next business day. When you sell your shares in a taxable account under a systematic withdrawal plan, it is a taxable transaction.

Shares sold under the plan may be subject to a redemption fee.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, the Fund must receive instructions from you at least five calendar days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder’s death or incapacity.

Redemptions In-Kind

In the case of redemption requests, the Board reserves the right to make payments in whole or in part, in securities or other assets of the Fund in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund’s net assets and you may incur brokerage fees in subsequently converting the securities to cash. The Fund does not intend to redeem illiquid securities in-kind. If this happens, however, you may not be able to recover your investment in a timely manner.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder.

Share Certificates

We will credit your shares to your Fund account. The Fund does not issue share certificates. This eliminates the costly problem of replacing lost, stolen, or destroyed certificates.

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General Information

The proceeds from distributions will be either paid in cash or reinvested in additional shares at the current NAV. If you do not make an election as to the form in which you wish to receive distributions, distribution proceeds will be reinvested in additional shares at the current NAV.

In most cases, if mail is returned as undeliverable, the Fund is required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, the Fund may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or Electronic Funds Transfer via Automated Clearing House (“ACH”) is a special service that the Fund makes available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the Prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund’s investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, the Fund uses the NAV next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer’s responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time the Fund receives the order from your dealer and the time the Fund receives any required documents. Any loss to you resulting from your dealer’s failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the Prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by the Fund or entered into a selling agreement and/or servicing agreement with the Fund, or USBFS, in its capacity as the Fund’s Transfer Agent. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (“NYSE”) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be canceled or reversed and the institutional account owner could be liable for any losses or fees the Fund, and/or USBFS, in its capacity as the Fund’s Transfer Agent, may incur.

The Fund may also authorize one or more financial intermediaries to accept purchase and redemption orders on its behalf (“Authorized Intermediaries”). Authorized Intermediaries are authorized to designate other Authorized Intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

39

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorney fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a valid issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

PRICING OF SHARES

When you buy shares, you pay the NAV per share. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria.

When you sell shares, you receive the NAV minus any applicable redemption fees.

The value of a mutual fund is determined by deducting the Fund’s total liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net assets of the Fund by the applicable number of shares outstanding. Due to the fact that different expenses are charged to the Institutional Class and Investor Class shares of the Fund, the NAV of the two classes of the Fund will vary.

The Fund calculates the NAV per share each business day at the close of trading on the NYSE (normally 4:00 PM Eastern time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may also be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, accrues interest daily, and dividends on the ex-dividend date. The Fund may utilize independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ global market system, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, at the mean of the last bid and ask prices. The Fund values OTC portfolio securities at the mean of the last quoted bid and ask prices. If a security is traded or dealt in on more than one exchange or on one or more exchanges and in the OTC market, quotations from the market in which the security is primarily traded shall be used.

Requests to buy and sell shares are processed at the NAV next calculated after the Fund receives your request in proper form.

Generally, trading in corporate bonds, U.S. Government securities, and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund may rely on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

The Board will maintain a Valuation Committee established for the purpose of ensuring that the securities and other assets and liabilities of the Fund are valued properly, fairly and in accordance with the Fund’s Statement of Procedures for the Valuation of Portfolio Securities, which procedures were adopted for the Fund and approved by the Board. The Valuation Committee will meet when necessary.

40

APPENDIX A

Table 1 - Investment Advisory Fees

The following table shows the dollar amount of fees payable to the Investment Manager with respect to the Fund, the amount of fee that was waived and/or Fund operating expenses that were reimbursed by the Investment Manager, if any, and the actual fee received by the Investment Manager.

	Advisory Fee Accrued	Advisory Fee Waived and /or Expenses Reimbursed by Adviser	Advisory Fee Retained
Period Ended December 31, 2016	$ 8,598,578	$290,636(1)	$ 8,307,942
Period Ended December 31, 2015	$15,314,310	$0	$15,314,310
Period Ended December 31, 2014	$24,865,498	$0	$24,865,498

(1)	The Investment Manager voluntarily waived fees and/or reimbursed expenses of $290,636 to the Fund for the year ended December 31, 2016.

Table 2 - Distribution Fees

The following table shows the dollar amount of the expenses paid by the Investor Class shares of the Fund to Foreside for distribution fees accrued, the amount of the distribution reimbursements paid out by Foreside, and the amount of distribution accrual carried forward.

	Distribution Fees Accrued	Distribution Reimbursements Paid	Distribution Accrual Carried Forward
Period Ended December 31, 2016	$ 954,924	$ 754,108	$833,997
Period Ended December 31, 2015	$1,628,911	$1,618,394	$633,181
Period Ended December 31, 2014	$2,837,687	$2,877,419	$622,664

Table 3 – Payments Pursuant to Distribution Plan – Investor Class

The following table shows the payments made under the Distribution Plan.

	Advertising/ Marketing	Printing/ Postage	Payment to Distributor	Compensation to Broker-Dealers	Compensation to Sales Personnel	Other Uses
Investor Class	$11,568	$0	$0	$943,356	$0	$0

Table 4 - Compliance Fees

The following table shows the dollar amount of fees accrued by the Fund, the amount of the fee that was waived by Foreside, if any, and the actual fee received by Foreside.

	Compliance Fee Accrued	Compliance Fee Waived	Compliance Fee Retained
Period Ended December 31, 2016	$ 99,708	$0	$ 99,708
Period Ended December 31, 2015	$148,208	$0	$148,208
Period Ended December 31, 2014	$213,273	$0	$213,273

Table 5 - Administration Fees

The following table shows the dollar amount of administration fees payable to U.S. Bancorp Fund Services, LLC (“USBFS”) with respect to the Fund, the amount of administration fees that were waived by USBFS, if any, and the actual administration fees received by USBFS.

	Administration Fee Accrued	Administration Fee Waived	Administration Fee Retained
Period Ended December 31, 2016	$190,449	$0	$190,449
Period Ended December 31, 2015	$292,675	$0	$292,675
Period Ended December 31, 2014	$419,580	$0	$419,580

Table 6 - Accounting Fees

The following table shows the dollar amount of accounting fees payable to USBFS with respect to the Fund, the amount of accounting fees that were waived by USBFS, if any, and the actual accounting fees received by USBFS.

	Accounting Fee Accrued	Accounting Fee Waived	Accounting Fee Retained
Period Ended December 31, 2016	$ 94,638	$0	$ 94,638
Period Ended December 31, 2015	$130,652	$0	$130,652
Period Ended December 31, 2014	$162,505	$0	$162,505

Table 7 - Securities of Regular Brokers or Dealers

As of the fiscal year ended December 31, 2016, the Fund did not own securities of its “regular brokers or dealers” as defined in the 1940 Act, or their parents.

Table 8 - Portfolio Turnover

The following table shows the Fund’s portfolio turnover rate for the three prior fiscal years.

Portfolio Turnover
Period Ended December 31, 2016	8%
Period Ended December 31, 2015	3%
Period Ended December 31, 2014	13%

Table 9 - Commissions

The following table shows the aggregate brokerage commissions paid with respect of the Fund.

	Total Brokerage Commissions	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund or the Investment Manager	% of Brokerage Commissions Paid to an Affiliate of the Fund or the Investment Manager	% of Transactions Executed by an Affiliate of the Fund or the Investment Manager
Period Ended December 31, 2016(1)	$270,415	$0	0%	0%
Period Ended December 31, 2015	$607,715	$0	0%	0%
Period Ended December 31, 2014	$509,312	$0	0%	0%

(1)

The commission amounts paid will vary year to year based on a number of factors, including, but not limited to: overall trading activity and frequency, often reflected in the Fund’s turnover ratio, the specific markets where the Fund was active, the specific brokers that were used, and any increase or decrease in net assets of the Fund.

Table 10 - 5% Shareholders

The following table lists the persons who owned of record or beneficially 5% or more of the outstanding shares of the Investor Class shares of the Fund as of March 31, 2017.

Wintergreen Fund – Investor Class

Name and Address	% Ownership	Nature of Ownership
Charles Schwab & Co., Inc. For The Exclusive Benefit Of Its Customers 211 Main Street San Francisco, CA 94105	35.25%	Record

Name and Address	% Ownership	Nature of Ownership
National Financial Services LLC For The Exclusive Benefit Of Its Customers 200 Liberty Street New York, NY 10281	29.86%	Record

The following table lists the persons who owned of record or beneficially 5% or more of the outstanding shares of the Institutional Class shares of the Fund as of March 31, 2017.

Wintergreen Fund – Institutional Class

Name and Address	% Ownership	Nature of Ownership
Charles Schwab & Co., Inc. For The Exclusive Benefit Of Its Customers 211 Main Street San Francisco, CA 94105	21.09%	Record

First Clearing LLC For The Exclusive Benefit Of Its Customers 2801 Market Street St. Louis, MO 63103	20.78%	Record

National Financial Services LLC For The Exclusive Benefit Of Its Customers 200 Liberty Street New York, NY 10281	7.83%	Record

Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1300 Thames Street, Floor 6 Baltimore, MD 21231	6.17%	Record

WINTERGREEN FUND, INC.

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	(1) ARTICLES OF INCORPORATION

Exhibit incorporated by reference as filed as Exhibit (a) in Pre-Effective Amendment No. 1 via EDGAR on May 10, 2005, accession number 0000919574-05-001656.

(2)	ARTICLES OF AMENDMENT AND RESTATEMENT

Exhibit incorporated by reference as filed as Exhibit (b) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

(i)	Articles of Amendment—Exhibit incorporated by reference as filed as Exhibit (a)(2)(ii) in Post-Effective Amendment No. 11 via EDGAR on December 29, 2011, accession number 0001193125-11-355750.

(ii)	Articles Supplementary—Exhibit incorporated by reference as filed as Exhibit (a)(2)(iii) in Post-Effective Amendment No. 11 via EDGAR on December 29, 2011, accession number 0001193125-11-355750.

(b)	AMENDED AND RESTATED BY-LAWS

Exhibit incorporated by reference as filed as Exhibit (b) in Pre-Effective Amendment No. 1 via EDGAR on May 10, 2005, accession number 0000919574-05-001656.

(c)	INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

Not applicable.

(d)	INVESTMENT ADVISORY CONTRACTS

Exhibit incorporated by reference as filed as Exhibit (d) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

(e)	UNDERWRITING CONTRACTS

Exhibit incorporated by reference as filed as Exhibit (e) in Post-Effective Amendment No. 4 via EDGAR on April 30, 2009, accession number 0001193125-09-093560.

(f)	BONUS OR PROFIT SHARING CONTRACTS

Not applicable.

(g)	CUSTODIAN AGREEMENTS

Global Custody Agreement

Exhibit incorporated by reference as filed as Exhibit (g) in Post-Effective Amendment No. 21 via EDGAR on April 26, 2016, accession number 0001193125-16-559080.

(h)	OTHER MATERIAL CONTRACTS

(1)	Fund Accounting Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(1) in Post-Effective Amendment No. 3 via EDGAR on April 29, 2008, accession number 0000894189-08-001370.

(i)	First Amendment to Fund Accounting Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(1)(ii) in Post-Effective Amendment No. 7 via EDGAR on April 30, 2010, accession number 0001193125-10-101033.

(ii)	Second Amendment to Fund Accounting Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(1)(iii) in Post-Effective Amendment No. 13 via EDGAR on April 27, 2012, accession number 0001193125-12-190844.

(iii)	Third Amendment to the Fund Accounting Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(1)(iii) in Post-Effective Amendment No. 15 via EDGAR on April 26, 2013, accession number 0001193125-13-177097.

(iv)	Fourth Amendment to the Fund Accounting Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(1)(iv) in Post-Effective Amendment No. 17 via EDGAR on April 25, 2014, accession number 0001193125-14-159194.

(v)	Fifth Amendment to the Fund Accounting Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(1)(v) in Post-Effective Amendment No. 19 via EDGAR on April 27, 2015, accession number 0001193125-15-149739.

(2)	Fund Administration Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(2) in Post-Effective Amendment No. 3 via EDGAR on April 29, 2008, accession number 0000894189-08-001370.

(i)	First Amendment to Fund Administration Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(2)(ii) in Post-Effective Amendment No. 7 via EDGAR on April 30, 2010, accession number 0001193125-10-101033.

(ii)	Second Amendment to Fund Administration Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(2)(iii) in Post-Effective Amendment No. 13 via EDGAR on April 27, 2012, accession number 0001193125-12-190844.

(iii)	Third Amendment to Fund Administration Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(2)(iii) in Post-Effective Amendment No. 15 via EDGAR on April 26, 2013, accession number 0001193125-13-177097.

(iv)	Fourth Amendment to Fund Administration Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(2)(iv) in Post-Effective Amendment No. 17 via EDGAR on April 25, 2014, accession number 0001193125-14-159194.

(v)	Fifth Amendment to Fund Administration Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(2)(v) in Post-Effective Amendment No. 19 via EDGAR on April 27, 2015, accession number 0001193125-15-149739.

(3)	(i) Amended and Restated Transfer Agency Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(3)(ii) in Post-Effective Amendment No. 7 via EDGAR on April 30, 2010, accession number 0001193125-10-101033.

(ii)	Fourth Amendment to Transfer Agent Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(3)(ii) in Post-Effective Amendment No. 11 via EDGAR on December 29, 2011, accession number 0001193125-11-355750.

(iii)	Fifth Amendment to Transfer Agent Servicing Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(3)(iii) in Post-Effective Amendment No. 17 via EDGAR on April 25, 2014, accession number 0001193125-14-159194.

(4)	Compliance Services Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(5) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

(5)	Mutual Fund Sales and Service Agreement

Exhibit incorporated by reference as filed as Exhibit (h)(6) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

(i)	LEGAL OPINION

Legal Opinion and Consent of Seward & Kissel LLP – filed herewith

(j)	OTHER OPINIONS

Consent of Independent Registered Public Accounting Firm – filed herewith

(k)	OMITTED FINANCIAL STATEMENTS

(1)     Not Applicable.

(l)	INITIAL CAPITAL AGREEMENTS

Exhibit incorporated by reference as filed as Exhibit (l) in Pre-Effective Amendment No. 2 via EDGAR on September 23, 2005, accession number 0001275125-05-000468.

(m)	RULE 12B-1 PLAN

Exhibit incorporated by reference as filed as Exhibit (m) in Post-Effective Amendment No. 11 via EDGAR on December 29, 2011, accession number 0001193125-11-355750.

(n)	RULE 18F-3 PLAN

Exhibit incorporated by reference as filed as Exhibit (n) in Post-Effective Amendment No. 11 via EDGAR on December 29, 2011, accession number 0001193125-11-355750.

(o)	RESERVED

(p)	CODE OF ETHICS

(1)	Wintergreen Fund, Inc. Code of Ethics

Exhibit incorporated by reference as filed as Exhibit (p)(1) in Post-Effective Amendment No. 13 via EDGAR on April 27, 2012, accession number 0001193125-12-190844.

(2)	Wintergreen Advisers, LLC Code of Ethics

Exhibit incorporated by reference as filed as Exhibit (p)(2) in Post-Effective Amendment No. 15 via EDGAR on April 26, 2013, accession number 0001193125-13-177097.

(3)	Foreside Financial Group, LLC Code of Ethics

Exhibit incorporated by reference as filed as Exhibit (p)(3) in Post-Effective Amendment No. 21 via EDGAR on April 26, 2016, accession number 0001193125-16-559080.

Other Exhibits:

Powers of Attorney Exhibit incorporated by reference as filed as Other Exhibit in Post-Effective Amendment No. 21 via EDGAR on April 27, 2016, accession number 0001193125-16-559080.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30. INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director and officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The descriptions of Wintergreen Advisers, LLC under the captions “Management” in the Prospectus and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the managing member and officers of Wintergreen Advisers, LLC is set forth in Wintergreen Advisers, LLC’s Form ADV filed with the Securities and Exchange Commission is incorporated by reference.

ITEM 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	AdvisorShares Trust
4.	American Beacon Funds
5.	American Beacon Select Funds
6.	Ark ETF Trust
7.	Avenue Mutual Funds Trust
8.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
9.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
10.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
11.	Bridgeway Funds, Inc.
12.	Brinker Capital Destinations Trust
13.	Center Coast MLP & Infrastructure Fund
14.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
15.	Context Capital Funds
16.	CornerCap Group of Funds
17.	Davis Fundamental ETF Trust
18.	Direxion Shares ETF Trust
19.	Eaton Vance NextShares Trust
20.	Eaton Vance NextShares Trust II
21.	EIP Investment Trust
22.	Evanston Alternative Opportunities Fund
23.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
24.	FEG Absolute Access Fund I LLC
25.	FlexShares Trust
26.	Forefront Income Trust
27.	Forum Funds
28.	Forum Funds II
29.	FQF Trust
30.	Guinness Atkinson Funds
31.	Henderson Global Funds
32.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
33.	Horizons ETF Trust
34.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)
35.	Infinity Core Alternative Fund
36.	Ironwood Institutional Multi-Strategy Fund LLC
37.	Ironwood Multi-Strategy Fund LLC

38.	John Hancock Exchange-Traded Fund Trust
39.	Manor Investment Funds
40.	Miller/Howard Funds Trust
41.	Miller/Howard High Income Equity Fund
42.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
43.	OSI ETF Trust
44.	Palmer Square Opportunistic Income Fund
45.	PENN Capital Funds Trust
46.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
47.	Pine Grove Alternative Institutional Fund
48.	Plan Investment Fund, Inc.
49.	PMC Funds, Series of Trust for Professional Managers
50.	Quaker Investment Trust
51.	Ramius Archview Credit and Distressed Fund
52.	Renaissance Capital Greenwich Funds
53.	RMB Investors Trust (f/k/a Burnham Investors Trust)
54.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
55.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
56.	Salient MF Trust
57.	SharesPost 100 Fund
58.	Sound Shore Fund, Inc.
59.	Steben Alternative Investment Funds
60.	Steben Select Multi-Strategy Fund
61.	Strategy Shares*
62.	The 504 Fund (f/k/a The Pennant 504 Fund)
63.	The Community Development Fund
64.	Third Avenue Trust
65.	Third Avenue Variable Series Trust
66.	TIFF Investment Program
67.	Turner Funds
68.	U.S. Global Investors Funds
69.	Victory CEMP US 500 Volatility Wtd Index ETF, a Series of Victory Portfolios II
70.	Victory CEMP US Small Cap Volatility Wtd Index ETF, a Series of Victory Portfolios II
71.	Victory CEMP International Volatility Wtd Index ETF, a Series of Victory Portfolios II
72.	Victory CEMP Emerging Market Volatility Wtd Index ETF, a Series of Victory Portfolios II
73.	Victory CEMP US Large Cap High Div Volatility Wtd Index ETF, a Series of Victory Portfolios II
74.	Victory CEMP US Small Cap High Div Volatility Wtd Index ETF, a Series of Victory Portfolios II
75.	Victory CEMP International High Div Volatility Wtd Index ET, a Series of Victory Portfolios II
76.	Victory CEMP US Discovery Enhanced Volatility Wtd Index ETF, a Series of Victory Portfolios II
77.	Victory CEMP US 500 Enhanced Volatility Wtd Index ETF, a Series of Victory Portfolios II
78.	Victory CEMP Developed Enhanced Volatility Wtd Index ETF, a Series of Victory Portfolios II
79.	Victory CEMP US EQ Income Enhanced Volatility Wtd Index ETF, a Series of Victory Portfolios II
80.	Wakefield Managed Futures Strategy Fund, a Series of Wakefield Alternative Series Trust
81.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
82.	Wintergreen Fund, Inc.
83.	WisdomTree Trust

ITEM 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	President, Principal Executive Officer

Name	Address	Position with Underwriter	Position with Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

ITEM 32(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of Wintergreen Fund, Inc., located at 333 Route 46 West, Suite 204, Mountain Lakes, NJ 07046, at U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or at Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

ITEM 34. MANAGEMENT SERVICES.

Not applicable.

ITEM 35. UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the 1933 Act, as amended, and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on April 28, 2017.

WINTERGREEN FUND, INC.

By:	/s/ Richard J. Berthy
Name: Richard J. Berthy
Title: President

Pursuant to the requirements of the 1933 Act, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

Principal Executive Officer Richard J. Berthy		President	April 28, 2017

By:	/s/ Richard J. Berthy
Name: Richard J. Berthy

Principal Financial and Accounting Officer Trudance L.C. Bakke		Treasurer	April 28, 2017

By:	/s/ Trudance L.C. Bakke
Name: Trudance L.C. Bakke

Director Nathan Adler		Director	April 28, 2017

By:	/s/ Richard J. Berthy
Name: Richard J. Berthy
Title: Attorney in Fact*

Director Bradden Backer		Director	April 28, 2017

By:	/s/ Richard J. Berthy
Name: Richard J. Berthy
Title: Attorney in Fact*

Director John Keffer		Director	April 28, 2017

By:	/s/ Richard J. Berthy
Name: Richard J. Berthy
Title: Attorney in Fact*

Director John Wakely		Director	April 28, 2017

By:	/s/ Richard J. Berthy
Name: Richard J. Berthy
Title: Attorney in Fact*

* Pursuant to Powers of Attorney previously filed and incorporated herein by reference.

EXHIBIT LIST

Exhibit	Exhibit No.

Legal Opinion and Consent of Seward & Kissel LLP	Ex.99.i.

Consent of Independent Registered Public Accounting Firm	Ex.99.j.